As filed with the Securities and Exchange Commission on August 28, 2001

Securities Act File No. 2-80150
Investment Company Act File No. 811-3595

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒
Pre-Effective Amendment No.
☐
Post-Effective Amendment No. 24
☒
and/or
☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒
Amendment No. 25
(Check appropriate box or boxes)

Merrill Lynch Healthcare Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

800 Scudders Mill Road, Plainsboro, New Jersey 08536
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (609) 282-2800

Terry K. Glenn
Merrill Lynch Healthcare Fund, Inc.
800 Scudders Mill Road
Plainsboro, New Jersey 08536
Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:

Counsel for the Fund SIDLEY AUSTIN BROWN & WOOD LLP One World Trade Center New York, New York 10048-0557 Attention: Thomas R. Smith, Jr., Esq. Frank P. Bruno, Esq.	Michael J. Hennewinkel, Esq. MERRILL LYNCH INVESTMENT MANAGERS, L. P. P.O. Box 9011 Princeton, New Jersey 08543-9011

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Common Stock, par value $.10 per share

Prospectus

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Healthcare Fund, Inc.

August 28, 2001

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

[LOGO]

[LOGO]

DETAILS ABOUT THE FUND

How the Fund Invests	8

Investment Risks	10

[LOGO]

YOUR ACCOUNT

Merrill Lynch Select Pricing SM System	19

How to Buy, Sell, Transfer and Exchange Shares	25

Participation in Fee-Based Programs	30

[LOGO]

MANAGEMENT OF THE FUND

Merrill Lynch Investment Managers	32

Financial Highlights	33

[LOGO]

FOR MORE INFORMATION

Shareholder Reports	Back Cover

Statement of Additional Information	Back Cover

MERRILL LYNCH HEALTHCARE FUND, INC.

[LOGO] Key Facts

MERRILL LYNCH HEALTHCARE FUND AT A GLANCE

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined highlighted terms in this prospectus in the sidebar.

Equity Securities — common stock or securities whose price is linked to the value of common stock.

Foreign Securities — securities issued by a foreign corporation or government, as distinct from securities issued by a U.S. corporation or the U.S. Government.

Common Stock — securities representing shares of ownership of a corporation.

What is the Fund’s investment objective?

The investment objective of the Fund is to seek long term capital appreciation through worldwide investment in equity securities of companies that, in the opinion of Fund management, derive or are expected to derive a substantial portion of their sales from products and services in healthcare.

What are the Fund’s main investment strategies?

The Fund tries to achieve its objective by investing primarily in securities of healthcare companies. These will range from very large corporations to small, “developmental stage” companies. The Fund seeks to invest in companies that it believes have good prospects for earnings growth. The Fund may invest up to 15% of its assets in venture capital investments in these developmental stage companies. The Fund may invest without limit in foreign securities. The Fund will emphasize equity securities, primarily common stocks. The Fund may seek to hedge all or a portion of its portfolio against interest rate, market and currency risks by investing in certain kinds of derivative securities. The Fund cannot guarantee that it will achieve its objective.

What are the main risks of investing in the Fund?

As with any fund, the value of the Fund’s investments — and therefore the value of Fund shares — may fluctuate. These changes may occur because a particular stock market in which the Fund invests is rising or falling. Also, Fund management may select securities which underperform the stock market, the relevant indices or other funds with similar investment objectives and investment strategies. If the value of the Fund’s investments goes down, you may lose money.

As a sector fund that invests in healthcare companies, the Fund is subject to the risks associated with this sector. This makes the Fund more vulnerable to price changes of healthcare company securities and factors that affect the healthcare sector than a more broadly diversified mutual fund. Healthcare companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many healthcare companies are also subject to significant government regulation and may be affected by changes in governmental policies.

MERRILL LYNCH HEALTHCARE FUND, INC.

[LOGO] Key Facts

Some of the companies in which the Fund invests may be in early stages of development. These companies are more likely than more developed companies to lose substantial value if they experience problems developing their products or if there are changes in their management.

The Fund may invest in foreign securities. Foreign investing involves special risks — including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. These risks are greater for investments in emerging markets.

Although the Fund may invest in derivatives to hedge against risks in its portfolio, it is not bound to do so and the Fund cannot guarantee the success of any hedging strategies it does use. Derivatives may be volatile and subject to liquidity, leverage and credit risks.

The Fund is a non-diversified fund, which means that it may invest more of its assets in the securities of a single issuer than if it were a diversified fund. If the Fund invests in a smaller number of issuers, the Fund’s risk is increased because developments affecting a single issuer have a greater impact on the Fund’s performance.

Who should invest?

The Fund may be an appropriate investment for you if you:

•	Are looking for capital appreciation for long term goals, such as retirement or funding a child’s education

•	Are looking for a professionally managed portfolio that will increase your exposure to the healthcare sector and are willing to accept the risks of investing in that sector

•	Are looking for exposure to a variety of foreign markets and are willing to accept the risks of foreign investing

•	Are willing to accept the risk that the value of your investment may decline in order to seek long term capital appreciation

•	Are not looking for a significant amount of current income

MERRILL LYNCH HEALTHCARE FUND, INC.

RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance for Class B shares for each of the past ten calendar years. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Fund’s shares for the periods shown with those of the Standard & Poor’s 500 Index (S&P 500 Index). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

                                    [GRAPH]

                             1991           44.21%
                             1992            5.46%
                             1993           (3.50)%
                             1994           (4.99)%
                             1995           48.09%
                             1996           10.69%
                             1997           28.09%
                             1998           31.77%
                             1999            8.48%
                             2000           38.33%

During the ten year period shown in the bar chart, the highest return for a quarter was 23.92% (quarter ended March 31, 1991) and the lowest return for a quarter was -12.01% (quarter ended March 31, 1993). The Fund’s year-to-date return as of June 30, 2001 was -4.36%.

Average Annual Total Returns (as of December 31, 2000)		Past One Year	Past Five Years	Past Ten Years/ Since Inception

Merrill Lynch Healthcare Fund*	Class A	32.58%	22.86%	19.80%
S&P 500 Index**		-9.10%	18.31%	17.44%

Merrill Lynch Healthcare Fund*	Class B	34.33%	22.90%	19.20%	#
S&P 500 Index**		-9.10%	18.31%	17.44%

Merrill Lynch Healthcare Fund*	Class C	37.45%	22.89%	24.95%	†
S&P 500 Index**		-9.10%	18.31%	20.47%	††

Merrill Lynch Healthcare Fund*	Class D	32.24%	22.54%	24.41%	†
S&P 500 Index**		-9.10%	18.31%	20.47%	††

*	Includes all applicable fees and sales charges.
**	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Past performance is not predictive of future performance.
#	This performance does not reflect the effect of conversion of Class B shares to Class D shares after approximately eight years.
†	Inception date is October 21, 1994.
††	Since October 21, 1994.

MERRILL LYNCH HEALTHCARE FUND, INC.

[LOGO] Key Facts

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, which the Fund may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these include sales charges which you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses  — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Investment Adviser for managing the Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating Financial Advisors and other financial intermediaries, advertising and promotion.

Service (Account Maintenance) Fees — fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.

FEES AND EXPENSES

The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Advisor can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment)(a):	Class A	Class B(b)	Class C	Class D

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.25%(c)	None	None	5.25%(c)

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None(d)	4.0%(c)	1.0%(c)	None(d)

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None	None	None	None

Redemption Fee	None	None	None	None

Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fee	1.00%	1.00%	1.00%	1.00%

Distribution and/or Service (12b-1) Fees(e)	None	1.00%	1.00%	0.25%

Other Expenses (including transfer agency fees)(f)	0.24%	0.26%	0.28%	0.25%

Total Annual Fund Operating Expenses	1.24%	2.26%	2.28%	1.50%

(a)	In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or sells shares. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(b)	Class B shares automatically convert to Class D shares approximately eight years after you buy them and will no longer be subject to distribution fees.
(c)	Some investors may qualify for reductions in the sales charge (load).
(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(e)
The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used in this Prospectus and in all other Fund materials. If you hold Class B or Class C shares over time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.

(f)
For the fiscal year ended April 30, 2001 the Fund paid the Transfer Agent fees totaling $1,217,594 based on charges ranging from $11.00 to $14.00 for each shareholder account, reimbursement of the Transfer Agent’s out-of-pocket expenses, a fee of 0.10% of account assets for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program and a $0.20 a month closed account charge for accounts that closed within the calendar year. The Transfer

(footnotes continued on next page)

MERRILL LYNCH HEALTHCARE FUND, INC.

(footnotes continued from previous page)

Agency fee schedule has been changed and the Fund currently pays between $16.00 and $23.00 for each shareholder account. The Fund continues to reimburse the Transfer Agent’s reasonable out-of-pocket expenses and to pay a fee of 0.10% of account assets for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program but no longer pays a closed account charge. The Fund entered into an agreement with State Street Bank and Trust Company effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. For the period January 1, 2001 through April 30, 2001 the Fund paid State Street $79,623 under this agreement. Prior to January 1, 2001, the Investment Adviser provided accounting services to the Fund at its cost and the Fund reimbursed the Investment Adviser for these services. The Investment Adviser continues to provide certain accounting services to the Fund and the Fund reimburses the Investment Adviser at its cost for such services. For the fiscal year ended April 30, 2001 the Fund reimbursed the Investment Adviser an aggregate of $176,764 for the above-described services.

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A	$645	$ 898	$1,170	$1,946

Class B	$629	$1,006	$1,410	$2,407	*

Class C	$331	$ 712	$1,220	$2,615

Class D	$670	$ 974	$1,300	$2,222

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A	$645	$ 898	$1,170	$1,946

Class B	$229	$ 706	$1,210	$2,407	*

Class C	$231	$ 712	$1,220	$2,615

Class D	$670	$ 974	$1,300	$2,222

*	Assumes conversion to Class D shares approximately eight years after purchase. See note (b) to the Fees and Expenses table above.

MERRILL LYNCH HEALTHCARE FUND, INC.

Details About the Fund[LOGO]

HOW THE FUND INVESTS

ABOUT THE PORTFOLIO MANAGER

Jordan C. Schreiber is a Senior Vice President and has been the portfolio manager of the Fund since 1983. Mr. Schreiber has been a First Vice President of Merrill Lynch Investment Managers since 1997 and a Vice President thereof from 1983 to 1997.

ABOUT THE INVESTMENT ADVISER

The Fund is managed by Merrill Lynch Investment Managers.

The Fund’s goal is long term capital appreciation through investment in healthcare companies. The Fund tries to achieve its goal by investing in a global portfolio of healthcare companies, emphasizing equity securities. Within this universe, the Fund seeks to invest in companies that it believes have good prospects for earnings growth.

The Fund normally expects to invest over 65% of its assets in healthcare companies, meaning companies that derive a substantial portion (i.e. more than 50%) of their sales from products and services in healthcare. These companies may be in a variety of industries within the general healthcare sector, including:

•	Pharmaceutical companies of various types

•	Companies that design, manufacture, sell or supply medical, dental and optical products, hardware or services

•	Companies involved in biotechnology, medical, diagnostic and biochemical research and development

•	Companies involved in the ownership and/or operation of healthcare facilities

While the Fund seeks investments with a healthcare orientation, it has flexibility with respect to investing in specific industries within the general healthcare sector. The Fund will not invest more than 25% of its total assets in any one industry within the sector.

The Fund will maintain a global portfolio, investing in securities of companies located around the world. This means that the Fund may invest all of its assets in foreign securities at any given time. Although there are no limits on the percentage of assets the Fund may invest in any particular country, Fund management presently thinks that a majority of its assets will be invested in companies located in the United States, Japan and Western Europe. This belief is based on current public market values in these countries and anticipated scientific innovations — and is subject to change.

The Fund emphasizes investments in equity securities, primarily common stocks. Other than common stocks, the Fund may invest in convertible securities and rights. The Fund may invest in the securities of foreign companies in their local markets or in the form of depositary receipts.

MERRILL LYNCH HEALTHCARE FUND, INC.

Convertible Securities — securities, such as corporate bonds or preferred stock, that are exchangeable for shares of common stock of the issuer or another company.

Rights — a security representing the right to subscribe for shares of common stock.

Depositary Receipt  — a security issued by a financial institution that evidences ownership of underlying securities issued by a foreign corporation.

Illiquid Securities — securities that cannot be resold within seven days under normal circumstances or that have contractual or legal restrictions on resale.

The Fund will attempt to maximize opportunity and reduce risk by investing in companies in various stages of development, including companies with small market capitalizations. The Fund may invest up to 15% of its total assets in venture capital investments in development stage companies. These investments are generally illiquid securities.

For temporary defensive purposes or to meet redemptions, the Fund may hold cash or invest in fixed income securities, including government and money market securities. These investments may be made in companies outside of the healthcare sector. Fund management will hold these investments in the proportions it believes are best considering the prevailing market and economic conditions. These investments may prevent the Fund from meeting its investment objective.

The Fund may invest in derivatives in an attempt to hedge its portfolio against movements in markets, interest rates and currencies. The Fund may not invest in derivatives for speculative purposes. Derivatives are instruments whose value is derived from another security, a commodity (such as oil or gold), a currency or an index such as the Standard & Poor’s 500 Index.

The Fund may engage in the following types of derivative transactions:

•	Write call options or purchase put options on securities in its portfolio

•	Purchase and sell options on stock or other financial indices

•	Purchase and sell financial futures contracts (including stock index futures)

•	Purchase and sell options on futures contracts

•	Purchase and sell foreign currency options, foreign currency futures or options on foreign currency futures

•	Enter forward foreign exchange contracts

Investing in certain derivatives will cause the Fund rapidly to gain exposure to a particular market. The Fund will employ this strategy when it anticipates a significant market advance, but only in an attempt to offset the increase in the price of securities it intends to purchase. Because the Fund will normally follow through and purchase the securities, it does not consider these transactions to be speculative.

MERRILL LYNCH HEALTHCARE FUND, INC.

[LOGO] Details About the Fund

The Fund may borrow money from banks in amounts up to 10% of its total assets temporarily for extraordinary or emergency purposes, including redemption of Fund shares or settling securities transactions.

From time to time, the Fund may also lend securities from its portfolio to financial institutions. The Fund may not lend securities with a value exceeding 10% of its total assets at a given time.

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that the Fund cannot easily sell, including venture capital investments and repurchase agreements and securities that have contractual or legal restrictions on resale, known as restricted securities. Restricted securities include so-called “Rule 144A securities” that can be resold to qualified institutional buyers, but not to the general public.

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Fund. As with any fund, there can be no guarantee that the Fund will meet its goals or that the Fund’s performance will be positive for any period of time.

Market and Selection Risk — Market risk is the risk that the stock market in one or more countries in which the Fund invests will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the stock markets, the relevant indices or other funds with similar investment objectives and investment strategies.

Sector Risk — Sector risk is the risk that the Fund’s concentration in the securities of healthcare companies will expose the Fund to the price movements of companies in that sector more than a more broadly diversified mutual fund. Because the Fund invests primarily in one sector, there is the risk that the Fund will perform poorly during a downturn in that sector. The Fund should be considered a vehicle for diversification and not a balanced investment program by itself.

MERRILL LYNCH HEALTHCARE FUND, INC.

Healthcare-Related Securities — Although the Fund will invest in a variety of industries within the general healthcare sector, many healthcare-related companies share common risks. Many healthcare-related companies are smaller and less seasoned than companies in other sectors. Healthcare-related companies may also be strongly affected by scientific or technological developments and their products may quickly become obsolete. Finally, many healthcare-related companies offer products and services that are subject to government regulation and may be adversely affected by changes in government policy. A number of legislative proposals concerning healthcare have been introduced or considered by the U.S. Congress in recent years. These span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and promotion of prepaid healthcare plans. The Fund cannot predict whether any of these proposals will be enacted or what effect it may have.

Small Cap and Emerging Growth Securities — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails, or if management changes, or there are other adverse developments, the Fund’s investment in a small cap or emerging growth company may lose substantial value.

Small cap or emerging growth securities generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the stock market as a whole. Investing in small caps and emerging growth securities requires a long term view.

Foreign Market Risk  — Since the Fund invests in foreign securities, it offers the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may make it difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

MERRILL LYNCH HEALTHCARE FUND, INC.

[LOGO] Details About the Fund

Foreign Economy Risk — The economies of certain foreign markets often do not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk  — Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

MERRILL LYNCH HEALTHCARE FUND, INC.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

European Economic and Monetary Union (EMU) — Certain European countries have entered into the EMU in an effort to, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries and reduce or eliminate currency fluctuations among these countries. EMU established a single common European currency (the “euro”) that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) have been redenominated in the euro, and are listed, trade and make dividend and other payments only in euros. Although EMU is generally expected to have a beneficial effect, it could negatively affect the Fund in a number of situations, including as follows:

•
If the transition to euro, or EMU as a whole, does not proceed as planned, the Fund’s investments could be adversely affected. For example, sharp currency fluctuations, exchange rate volatility and other disruptions of the markets could occur.

•
Withdrawal from EMU by a participating country could also have a negative effect on the Fund’s investments, for example if securities redenominated in euros are transferred back into that country’s national currency.

Borrowing and Leverage Risk — The Fund may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund’s return. Certain derivative securities that the Fund buys may create leverage.

MERRILL LYNCH HEALTHCARE FUND, INC.

Non-Diversification Risk — The Fund is a non-diversified fund. If the Fund invests in securities of a smaller number of issuers, the Fund’s risk is increased because developments affecting an individual issuer have a greater impact on the Fund’s performance.

Securities Lending — The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Fund.

Risks associated with certain types of securities in which the Fund may invest include:

Convertibles — Convertibles are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

Derivatives —  The Fund may use derivative instruments including options on portfolio positions or currencies, options on stock or other financial indices, financial and currency futures, options on such futures and forward foreign currency transactions. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, including:

Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

MERRILL LYNCH HEALTHCARE FUND, INC.

[LOGO] Details About the Fund

Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Debt Securities — Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bonds. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

MERRILL LYNCH HEALTHCARE FUND, INC.

Sovereign Debt — The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of the reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the government entity’s debt position to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Depositary Receipts — The Fund may invest in securities of foreign issuers in the form of Depositary Receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that show evidence of underlying securities issued by a foreign corporation. European Depositary Receipts and Global Depositary Receipts each evidence a similar ownership arrangement. The Fund may also invest in unsponsored Depositary Receipts. The issuers of such unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Repurchase Agreements — The Fund may enter into certain types of repurchase agreements. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed upon time and price. This insulates the Fund from changes in the market value of the security during the period, except for currency fluctuations. If the seller fails to repurchase the security and the market value declines, the Fund may lose money.

Illiquid Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily sell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities — Restricted securities have contractual or legal restrictions on their resale. They may include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Fund management receives material adverse nonpublic information about the issuer, the Fund will not be able to sell the securities.

Rule 144A Securities — Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

MERRILL LYNCH HEALTHCARE FUND, INC.

Your Account [LOGO]

MERRILL LYNCH SELECT PRICING SM SYSTEM

The Fund offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Advisor can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class A or Class D shares, you generally pay a sales charge at the time of purchase. If you buy Class D shares, you also pay an ongoing account maintenance fee of 0.25%. You may be eligible for a sales charge reduction or waiver.

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Investment Adviser, the Distributor or their affiliates may make payments out of their own resources to selected securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.

If you select Class B or Class C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Class B or Class C shares.

The Fund’s shares are distributed by FAM Distributors, Inc., an affiliate of Merrill Lynch.

MERRILL LYNCH HEALTHCARE FUND, INC.

[LOGO] Your Account

The table below summarizes key features of the Merrill Lynch Select Pricing  SM System.

	Class A	Class B	Class C	Class D

Availability	Limited to certain
investors including:
• Current Class A
 shareholders
• Certain Retirement
 Plans
• Participants in
 certain Merrill Lynch-
 sponsored programs
• Certain affiliates of
 Merrill Lynch, selected
 securities dealers and
 other financial
	intermediaries.	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	Yes. Payable at time of purchase. Lower sales charges available for larger investments.

Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within one year.)	Yes. Payable if you redeem within six years of purchase.	Yes. Payable if you redeem within one year of purchase.	No. (May be charged for purchases over $1 million that are redeemed within one year.)

Account Maintenance and Distribution Fees?	No.	0.25% Account Maintenance Fee. 0.75% Distribution Fee.	0.25% Account Maintenance Fee. 0.75% Distribution Fee.	0.25% Account Maintenance Fee. No Distribution Fee.

Conversion to Class D shares?	No.	Yes, automatically after approximately eight years.	No.	N/A

MERRILL LYNCH HEALTHCARE FUND, INC.

Right of Accumulation — permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Merrill Lynch mutual funds that offer Select Pricing SM options.

Letter of Intent — permits you to pay the sales charge that would be applicable if you add up all shares of Merrill Lynch Select Pricing SM System funds that you agree to buy within a 13 month period. Certain restrictions apply.

Class A and Class D Shares — Initial Sales Charge Options

If you select Class A or Class D shares, you will pay a sales charge at the time of purchase as shown in the following table.

Your Investment	As a % of Offering Price	As a % of Your Investment*	Dealer Compensation as a % of Offering Price

Less than $25,000	5.25%	5.54%	5.00%

$25,000 but less than $50,000	4.75%	4.99%	4.50%

$50,000 but less than $100,000	4.00%	4.17%	3.75%

$100,000 but less than $250,000	3.00%	3.09%	2.75%

$250,000 but less than $1,000,000	2.00%	2.04%	1.80%

$1,000,000 and over**	0.00%	0.00%	0.00%

*	Rounded to the nearest one-hundredth percent.

**
If you invest $1,000,000 or more in Class A or Class D shares, you may not pay an initial sales charge. In that case, the Investment Adviser compensates the selling dealer or other financial intermediary from its own funds. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer-sponsored retirement or savings plans.

No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class A or Class D shares may apply for:

•	Purchases under a Right of Accumulation or Letter of Intent

•	Merrill Lynch Blueprint SM Program participants

•	TMA SM Managed Trusts

•	Certain Merrill Lynch investment or central asset accounts

•	Certain employer-sponsored retirement or savings plans

•	Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances

MERRILL LYNCH HEALTHCARE FUND, INC.

[LOGO] Your Account

•	Certain investors, including directors or trustees of Merrill Lynch mutual funds and Merrill Lynch employees

•	Certain fee-based programs of Merrill Lynch and other financial intermediaries that have agreements with the Distributor or its affiliates

Only certain investors are eligible to buy Class A shares. Your Merrill Lynch Financial Advisor can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A since Class D shares are subject to a 0.25% account maintenance fee, while Class A shares are not.

If you redeem Class A or Class D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this “Reinstatement Privilege” may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary or contact the Fund’s Transfer Agent at 1-800-MER-FUND.

Class B and Class C Shares — Deferred Sales Charge Options

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within six years after purchase or your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.75% and account maintenance fees of 0.25% each year under distribution plans that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary who assists you in purchasing Fund shares.

MERRILL LYNCH HEALTHCARE FUND, INC.

Class B Shares

If you redeem Class B shares within six years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Years Since Purchase	Sales Charge*

0 – 1	4.00%

1 – 2	4.00%

2 – 3	3.00%

3 – 4	3.00%

4 – 5	2.00%

5 – 6	1.00%

6 and thereafter	0.00%

*
The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. For shares acquired before June 1, 2001, the four-year deferred sales charge schedule in effect at that time will apply. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

•	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1 /2 years old

•	Redemption by certain eligible 401(a) and 401(k) plans, certain related accounts, group plans participating in the Merrill Lynch Blueprint SM Program and certain retirement plan rollovers

•
Redemption in connection with participation in certain fee-based programs of Merrill Lynch or other financial intermediaries that have agreements with the Distributor or its affiliates, or in connection with involuntary termination of an account in which Fund shares are held

•
Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year of death or disability or, if later, reasonably promptly following completion of probate

MERRILL LYNCH HEALTHCARE FUND, INC.

[LOGO] Your Account

•	Withdrawal through the Merrill Lynch Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established

Your Class B shares convert automatically into Class D shares approximately eight years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class D shares are subject to lower annual expenses than Class B shares. The conversion of Class B to Class D shares is not a taxable event for Federal income tax purposes.

Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed income fund typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund’s eight year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund’s conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Class C Shares

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relative to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.

MERRILL LYNCH HEALTHCARE FUND, INC.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch, a selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy shares through the Transfer Agent. To learn more about buying, selling, transferring or exchanging shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Advisor may help you with this decision.

Because of the high costs of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. The involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

MERRILL LYNCH HEALTHCARE FUND, INC.

[LOGO] Your Account

If You Want to	Your Choices	Information Important for You to Know

Buy Shares	First, select the share class appropriate for you	Refer to the Merrill Lynch Select Pricing table on page 20. Be sure to read this Prospectus carefully.

	Next, determine the amount of your investment	The minimum initial investment for the Fund is $1,000 for all accounts except: • $250 for certain Merrill Lynch fee-based programs • $100 for retirement plans.

(The minimums for initial investments may be waived under certain circumstances.)

Have your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary submit your purchase order	The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange
(generally 4:00 p.m Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Selected security dealers or other financial
intermediaries, including Merrill Lynch, may charge a processing fee to confirm a purchase. Merrill Lynch currently charges a fee of $5.35.

Or contact the Transfer Agent	To purchase shares directly, call the Transfer Agent at
1-800-MER-FUND and request a purchase application. Mail the
completed purchase application to the Transfer Agent at the
address on the inside back cover of this Prospectus.

Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases is generally
$50 except that retirement plans have a minimum additional
purchase of $1 and certain programs, such as automatic
investment plans, may have higher minimums. (The minimum for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested without a sales charge.

	Participate in the automatic investment plan	You may invest a specific amount on a periodic basis through certain Merrill Lynch investment or central asset accounts.

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary	You may transfer your Fund shares only to another securities dealer that has entered into an agreement with the Distributor.
Certain shareholder services may not be available for the
transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.

MERRILL LYNCH HEALTHCARE FUND, INC.

If You Want to	Your Choices	Information Important for You to Know

	Transfer to a non-participating securities dealer or other financial intermediary	You must either: • Transfer your shares to an account with the Transfer Agent; or • Sell your shares, paying any applicable deferred sales charge.

Sell Your Shares	Have your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary submit your sales order	The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption
request to be priced at the net asset value on the day of your request, you must submit your request to your dealer or other financial intermediary prior to that day’s close of business on the
New York Stock Exchange (generally 4:00 pm Eastern time).
Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Securities dealers or other financial intermediaries, including
Merrill Lynch, may charge a fee to process a redemption of
shares. Merrill Lynch currently charges a fee of $5.35. No
processing fee is charged if you redeem shares directly through the Transfer Agent.

The Fund may reject an order to sell shares under certain circumstances.

Sell through the Transfer Agent	You may sell shares held at the Transfer Agent by writing to the
Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must sign the letter.
A signature guarantee will generally be required but may be
waived in certain limited circumstances. You can obtain a
signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of
shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

You may also sell shares held at the Transfer Agent by telephone request if the amount being sold is less than $50,000 and if certain other conditions are met. Contact the Transfer Agent at
1-800-MER-FUND for details.

MERRILL LYNCH HEALTHCARE FUND, INC.

[LOGO] Your Account

If You Want to	Your Choices	Information Important for You to Know

Sell Shares Systematically	Participate in the Fund’s Systematic Withdrawal Plan	You can choose to receive systematic payments from your Fund account either by check or through direct deposit to your bank account on a monthly or quarterly basis. If you hold your Fund shares in a Merrill Lynch CMA®, CBA® or Retirement Account you
can arrange for systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method you must have dividends and other distributions automatically reinvested. For
Class B and Class C shares your total annual withdrawals cannot be more than 10% per year of the value of your shares at the time your plan is established. The deferred sales charge is waived for systematic redemptions. Ask your Merrill Lynch Financial
Advisor or other financial intermediary for details.

Exchange Your Shares	Select the fund into which you want to exchange. Be sure to read that fund’s prospectus	You can exchange your shares of the Fund for shares of many
other Merrill Lynch mutual funds. You must have held the shares used in the exchange for at least 15 calendar days before you can exchange to another fund.

Each class of Fund shares is generally exchangeable for shares of the same class of another fund. If you own Class A shares and wish to exchange into a fund in which you have no Class A
shares, (and are not eligible to buy Class A shares)
you will exchange into Class D shares.

Some of the Merrill Lynch mutual funds impose a different initial or deferred sales charge schedule. If you exchange Class A or
Class D shares for shares of a fund with a higher initial sales charge than you originally paid, you will be charged the
difference at the time of exchange. If you exchange Class B
shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will generally apply. The time you hold Class B or Class C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. If you exchange Class A or Class D shares for money market fund shares, you will receive Class A shares of
Summit Cash Reserves Fund. Class B or Class C shares of the Fund will be exchanged for Class B shares of Summit.

To exercise the exchange privilege contact your Merrill Lynch
Financial Advisor or other financial intermediary or call the
Transfer Agent at 1-800-MER-FUND.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

MERRILL LYNCH HEALTHCARE FUND, INC.

Net Asset Value — the market value of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.
Short term or excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in Fund management’s opinion, have a pattern of short term or excessive trading or whose trading has been or may be disruptive to the Fund. For these purposes, Fund management may consider an investor’s trading history in the Fund or other Merrill Lynch funds, and accounts under common ownership or control.

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open as of the close of business on the Exchange based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. If events that materially affect the value of securities traded in other markets occur between the close of those markets and the close of business on the New York Stock Exchange, the Fund’s Board of Directors will value those securities at their fair value. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or Class C shares. Also dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class D shares have lower expenses.

MERRILL LYNCH HEALTHCARE FUND, INC.

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Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

PARTICIPATION IN FEE-BASED PROGRAMS

If you participate in certain fee-based programs offered by Merrill Lynch or other financial intermediaries, you may be able to buy Class A shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class D shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary.

DIVIDENDS AND TAXES

The Fund will distribute at least annually any net investment income and any net realized capital gains. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. If you would like to receive dividends in cash, contact your Merrill Lynch Financial Advisor, selected securities dealer, other financial intermediary or the Transfer Agent. Although this cannot be predicted with any certainty, the Fund anticipates that the majority of its dividends, if any, will consist of capital gains. Capital gains may be taxable to you at different rates, depending, in part, on how long the Fund held the assets sold.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Capital gain dividends are generally taxed at different rates than ordinary income dividends.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

MERRILL LYNCH HEALTHCARE FUND, INC.

Management of the Fund [LOGO]
MERRILL LYNCH INVESTMENT MANAGERS

Merrill Lynch Investment Managers, the Fund’s Investment Adviser, manages the Fund’s investments and its business operations under the overall supervision of the Fund’s Board of Directors. The Investment Adviser has the responsibility for making all investment decisions for the Fund. The Investment Adviser has a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited, an affiliate, under which the Investment Adviser may pay a fee for services it receives. The Fund pays the Investment Adviser a fee at the annual rate of 1.00% of the average daily net assets of the Fund.

Merrill Lynch Investment Managers was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. Merrill Lynch Asset Management U.K. Limited was organized as an investment adviser in 1986 and acts as sub-adviser to more than 50 registered investment companies. Merrill Lynch Investment Managers and its affiliates had approximately $535 billion in investment company and other portfolio assets under management as of July 2001.

MERRILL LYNCH HEALTHCARE FUND, INC.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP , whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class A					Class B
Increase (Decrease) in	For the Year Ended April 30,					For the Year Ended April 30,
Net Asset Value:	2001	2000	1999	1998	1997	2001	2000	1999	1998	1997

Per Share Operating Performance:

Net asset value, beginning of year	$ 6.98	$ 5.62	$ 5.84	$ 5.05	$ 5.27	$ 5.55	$ 4.54	$ 4.91	$ 4.40	$ 4.67

Investment income (loss) — net †	(.04)	(.03)	(.03)	(.02)	.02	(.09)	(.07)	(.07)	(.06)	(.03)

Realized and unrealized gain on investments and foreign currency transactions — net	1.12	1.57	.67	2.02	.40	.89	1.26	.55	1.72	.35

Total from investment operations	1.08	1.54	.64	2.00	.42	.80	1.19	.48	1.66	.32

Less distributions from realized gain on investments — net	(1.36)	(.18)	(.86)	(1.21)	(.64)	(1.30)	(.18)	(.85)	(1.15)	(.59)

Net asset value, end of year	$ 6.70	$ 6.98	$ 5.62	$ 5.84	$ 5.05	$ 5.05	$ 5.55	$ 4.54	$ 4.91	$ 4.40

Total Investment Return:*

Based on net asset value per share	14.57%	28.06%	12.01%	44.06%	8.55%	13.28%	26.99%	10.79%	42.60%	7.44%

Ratios to Average Net Assets:

Expenses	1.24%	1.26%	1.27%	1.32%	1.40%	2.26%	2.28%	2.29%	2.35%	2.44%

Investment income (loss) — net	(.55)%	(.47)%	(.46)%	(.28)%	.32%	(1.57)%	(1.49)%	(1.49)%	(1.31)%	(.72)%

Supplemental Data:

Net assets, end of year (in thousands)	$288,091	$219,499	$176,491	$146,154	$121,529	$331,683	$273,530	$256,000	$208,520	$178,025

Portfolio turnover	65.42%	109.88%	91.26%	115.99%	125.94%	65.42%	109.88%	91.26%	115.99%	125.94%

*	Total investment returns exclude the effects of sales charges.
†	Based on average shares outstanding.

MERRILL LYNCH HEALTHCARE FUND, INC.

[LOGO] Management of the Fund

FINANCIAL HIGHLIGHTS (concluded)

	Class C					Class D
Increase (Decrease) in	For the Year Ended April 30,					For the Year Ended April 30,
Net Asset Value:	2001	2000	1999	1998	1997	2001	2000	1999	1998	1997

Per Share Operating Performance:

Net asset value, beginning of year	$ 5.55	$ 4.55	$ 4.92	$ 4.40	$ 4.68	$ 6.63	$ 5.36	$ 5.62	$ 4.89	$ 5.13

Investment income (loss) — net †	(.09)	(.07)	(.07)	(.06)	(.04)	(.05)	(.04)	(.04)	(.03)	—#

Realized and unrealized gain on investments and foreign currency transactions — net	.90	1.25	.55	1.73	.35	1.05	1.49	.64	1.95	.39

Total from investment operations	.81	1.18	.48	1.67	.31	1.00	1.45	.60	1.92	.39

Less distributions from realized gain on investments — net	(1.31)	(.18)	(.85)	(1.15)	(.59)	(1.34)	(.18)	(.86)	(1.19)	(.63)

Net asset value, end of year	$ 5.05	$ 5.55	$ 4.55	$ 4.92	$ 4.40	$ 6.29	$ 6.63	$ 5.36	$ 5.62	$ 4.89

Total Investment Return:*

Based on net asset value per share	13.38%	26.70%	10.82%	42.66%	7.28%	14.21%	27.73%	11.69%	43.95%	8.11%

Ratios to Average Net Assets:

Expenses	2.28%	2.30%	2.30%	2.36%	2.46%	1.50%	1.51%	1.52%	1.56%	1.65%

Investment income (loss) — net	(1.58)%	(1.50)%	(1.50)%	(1.31)%	(.76)%	(.80)%	(.71)%	(.72)%	(.52)%	.06%

Supplemental data:

Net assets, end of year (in thousands)	$66,028	$38,622	$31,295	$19,860	$17,762	$107,642	$59,029	$43,700	$25,718	$18,318

Portfolio turnover	65.42%	109.88%	91.26%	115.99%	125.94%	65.42%	109.88%	91.26%	115.99%	125.94%

*	Total investment returns exclude the effects of sales charges.
†	Based on average shares outstanding.
#	Amount is less than $.01 per share.

MERRILL LYNCH HEALTHCARE FUND, INC.

                                    [CHART]

                                   POTENTIAL
                                   INVESTORS
                        Open an account (two options).

              1                                               2

        MERRILL LYNCH                                   TRANSFER AGENT
      FINANCIAL ADVISOR
    or SECURITIES DEALER                         Financial Data Services, Inc.

 Advises shareholders on their                     ADMINISTRATIVE OFFICES
      Fund investments.                         4800 Deer Lake Drive East
                                              Jacksonville, Florida 32246-6484

                                                      MAILING ADDRESS
                                                       P.O. Box 45290
                                              Jacksonville, Florida 32232-5290
                                                       1-800-221-7210

                                                 Performs recordkeeping and
                                                     reporting services.

                                  DISTRIBUTOR

                            FAM Distributors, Inc.
                                 P.O. Box 9081
                       Princeton, New Jersey 08543-9081

                     Arranges for the sale of Fund shares.

                                   THE FUND

                            The Board of Directors
                              oversees the Fund.

           COUNSEL                                           CUSTODIAN

 Sidley Austin Brown & Wood LLP                         The Bank of New York
     One World Trade Center                               100 Church Street
  New York, New York 10048-0557                        New York, New York 10286

Provides legal advice to the Fund.                    Holds the Fund's assets
                                                           for safekeeping.

       INDEPENDENT AUDITORS                                   MANAGER

      Deloitte & Touche LLP                         Merrill Lynch Investment
   Two World Financial Center                            Managers, L.P.
 New York, New York 10281-1008
                                                     ADMINISTRATIVE OFFICES
      Audits the financial                           800 Scudders Mill Road
statements of the Fund on behalf of              Plainsboro, New Jersey 08536
        the shareholders.

                        ACCOUNTING                       MAILING ADDRESS
                     SERVICES PROVIDER                    P.O. Box 9011
                                                Princeton, New Jersey 08543-9011
                     State Street Bank
                     and Trust Company                  TELEPHONE NUMBER
                   500 College Road East                 1-800-221-7210
                Princeton, New Jersey 08540
                                                       Manages the Fund's
                     Provides certain                 day-to-day activities.
             accounting services to the Fund.
                                                       Merrill Lynch Asset
                                                     Management U.K. Limited
                                                      33 King William Street
                                                     London EC4R 9A5, England

                                                     Sub-Adviser to the Fund.

MERRILL LYNCH HEALTHCARE FUND, INC.

For More Information [LOGO]

Shareholder Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Advisor or other financial intermediary, or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Advisor or other financial intermediary, or call the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information

The Fund’s Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing the Fund at Financial Data Services, Inc. P.O. Box 45289 Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Advisor or other financial intermediary, or contact the Fund, at the telephone number or address indicated above, if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

Investment Company Act file #811-3595
Code #10166-08-01
©Merrill Lynch Investment Managers, L.P.

[LOGO] Merrill Lynch

Investment Managers

Merrill Lynch
Healthcare
Fund, Inc.

Prospectus

August 28, 2001

STATEMENT OF ADDITIONAL INFORMATION

Merrill Lynch Healthcare Fund, Inc.

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (609) 282-2800

        Merrill Lynch Healthcare Fund, Inc. (the “Fund”) is a non-diversified, open-end management investment company that seeks long term capital appreciation through worldwide investment in equity securities of issuers that, in the opinion of Merrill Lynch Investment Managers, L.P., the investment adviser of the Fund (“MLIM” or the “Investment Adviser”), derive or are expected to derive a substantial portion of their sales from products and services in healthcare. The Fund will pursue its investment objective by investing in a global portfolio of securities of companies in various stages of development. Until the Fund changed its investment objective on April 27, 1992, the Fund was known as Sci/Tech Holdings, Inc. There can be no assurance that the Fund’s investment objective will be achieved. For more information on the Fund’s investment objective and policies, see “Investment Objective and Policies.”

        Pursuant to the Merrill Lynch Select Pricing SM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing SM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See “Purchase of Shares.”

        This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated August 28, 2001 (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling 1-800-MER-FUND or by writing to the Fund at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2001 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-637-3863 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

Merrill Lynch Investment Managers — Investment Adviser
FAM Distributors, Inc. — Distributor

The date of this Statement of Additional Information is August 28, 2001.

INVESTMENT OBJECTIVE AND POLICIES

        The investment objective of the Fund is to seek long term capital appreciation through worldwide investment in equity securities of companies that, in the opinion of management, derive or are expected to derive a substantial portion of their sales from products and services in healthcare. The Fund will pursue this objective by investing in a global portfolio of securities of companies in various stages of development. The Fund may, however, for defensive purposes, invest in non-convertible fixed income securities, including money market securities. Current income from dividends and interest will not be an important consideration in selecting portfolio securities. There can be no assurance that the investment objective of the Fund will be realized. The investment objective of the Fund described in the first sentence of this paragraph is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities.

        The investment objective of the Fund is based upon the belief that advances in healthcare are providing companies throughout the world with opportunities to develop innovative products and services and that investment in such companies offers significant long term growth possibilities. The Fund will invest in companies that are substantially engaged in the design, manufacture or sale of products or services used for or in connection with healthcare or medicine. Such companies may be in a variety of industries and may include pharmaceutical companies; companies that design, manufacture, sell or supply medical, dental and optical products, hardware or services; companies involved in biotechnology, medical, diagnostic and biochemical research and development; and companies involved in the ownership and/or operation of healthcare facilities. While rapid changes in healthcare present attractive opportunities for investment in companies in such fields, such companies may face special risks that their products or services may not prove to be commercially successful or may be rendered obsolete by further scientific and technological developments. The value of the Fund’s investment in a company whose products are not commercially successful or are rendered obsolete may decrease substantially.

        The Fund will invest in a global portfolio of securities of companies located throughout the world. While there are no prescribed limits on geographic asset distribution, based upon the public market values in the world equity markets and anticipated scientific innovations, it is presently contemplated that a majority of the Fund’s assets will be invested at all times in the securities of issuers domiciled in the United States, Japan and Western Europe. Western European countries include, among others, the United Kingdom, Germany, The Netherlands, Switzerland, Sweden, France, Italy, Belgium, Norway, Denmark, Finland, Portugal, Austria and Spain. The Fund may restrict the securities markets in which its assets will be invested and may increase the proportion of assets invested in the U.S. securities markets. As a result, when the Investment Adviser believes it is in the best interests of the shareholders of the Fund, the Fund may have few or no investments outside the United States.

        The securities markets of many countries have at times in the past moved relatively independently of one another due to different economic, financial, political and social factors. When such lack of correlation, or negative correlation, in movements of these securities markets occurs, it may reduce risk for the Fund’s portfolio as a whole. This negative correlation also may offset unrealized gains the Fund has derived from movements in a particular market. To the extent the various markets move independently, total portfolio volatility is reduced when the various markets are combined into a single portfolio. Of course, movements in the various securities markets may be offset by changes in foreign currency exchange rates. Exchange rates frequently move independently of securities markets in a particular country. As a result, gains in a particular securities market may be affected by changes in exchange rates.

        Investment emphasis will be on equities, primarily common stocks and, to a lesser extent, securities convertible into common stocks and rights to subscribe for common stock. The Fund anticipates that under normal conditions at least 65% of its total assets will be invested in healthcare companies. The Fund reserves the right, as a temporary defensive measure and to provide for redemptions, to hold cash or cash equivalents (in U.S. dollars or foreign currencies) and other types of securities, the issuers of which may not be involved in healthcare, including non-convertible preferred stocks and investment grade debt securities and government and money market securities, in such proportions as, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant. The Fund may invest more than 5% of its assets in securities issued or guaranteed by certain foreign governments.

        The Fund will attempt to maximize opportunity and reduce risk by investing in a portfolio of companies in different stages of development. Portfolio companies will range from large, well-established companies to medium-sized companies and smaller, less seasoned companies in an earlier stage of development.

        Investments in larger companies present certain advantages attributable to their greater financial resources: more extensive research and development, manufacturing, marketing and service capabilities; more stability; and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the over-the-counter (“OTC”) market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to sell these securities at a discount from market prices or during periods when such disposition is not desirable or to make many small sales over a lengthy period of time.

        The Fund may invest up to 15% of its total assets (together with all other illiquid investments) in illiquid venture capital investments in new and early-stage companies whose securities are not publicly traded. Venture capital investments may present significant opportunities for capital appreciation but involve a high degree of business and financial risk that can result in substantial losses and should be considered as speculative investments. The Fund’s venture capital investments may include limited partnership interests. The disposition of U.S. venture capital investments normally will be restricted under Federal securities laws. Generally, restricted securities may be sold only in privately negotiated transactions or in public offerings registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund also may be subject to restrictions contained in the securities laws of other countries in disposing of portfolio securities. As a result, the Fund may be unable to dispose of such investments at times when such disposition ordinarily would be deemed appropriate due to investment or liquidity considerations. Alternatively, the Fund may be forced to dispose of such investments at less than their fair market value. Where registration is required, the Fund may be obligated to pay part or all of the expenses of such registration. Market quotations may not be readily available for such securities and, for purposes of determining the offering and redemption prices of Fund shares, these investments will be valued at fair value.

Foreign Investment Risks

        The U.S. Government has from time to time imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate.

        The Fund’s ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. See “Redemption of Shares.” Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy, although there can be no assurance in this regard.

Risk Factors and Special Considerations

Sector Risk

        The economic benefit of an investment in the Fund depends on many factors beyond the control of the Fund, the Investment Adviser and its affiliates. The Fund’s concentration in healthcare-related securities exposes it to the price movements of companies in one sector more than a more broadly diversified mutual fund. Because the Fund invests primarily in one sector, there is the risk that the Fund will perform poorly during a downturn in that sector. Healthcare-oriented investment companies such as the Fund, as with other sector funds, may be subject to rapidly changing asset inflows and outflows. Because of its emphasis on healthcare-related securities, the Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for a particular investor of a purchase of shares of the Fund will depend upon, among other things, the investor’s investment objectives and the investor’s ability to accept the risks associated with investing in healthcare-related securities, including the risk of loss of principal.

Investments in Healthcare

        The Fund’s investments in securities of healthcare-related companies present certain risks that may not exist to the same degree in other types of investments. While the Fund will invest in the securities of entities in several different industries considered by Fund management to be healthcare-related, many of those entities share common characteristics that may affect an investment in the Fund. For example, industries throughout the healthcare field include many smaller and less seasoned companies. These types of companies may present greater opportunities for capital appreciation, but may also involve greater risks. Such companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. In addition, the securities of smaller companies may be subject to more volatile market movements than the securities of larger, more established companies. The companies in which the Fund invests are also strongly affected by worldwide scientific or technological developments and are companies whose products may fall rapidly into obsolescence. Even though such companies may be involved in different aspects of the more general healthcare area, the Fund’s focus on this area increases the degree to which it may be affected by new developments. Many of the companies may offer products or services that are subject to governmental regulation and may, therefore, be affected adversely by government policies.

        A number of legislative proposals concerning healthcare have been introduced in the U.S. Congress in recent years or have been reported to be under consideration. These proposals span a wide range of topics, including cost controls, national health insurance, incentives for competition in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums and promotion of prepaid healthcare plans. The Fund is unable to predict the effect of any of these proposals, if enacted.

Risks of Investing in Foreign Securities

        Foreign Market Risk.    Since the Fund invests in foreign securities, it offers the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may make it difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

        Foreign Economy Risk.    The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

        Currency Risk.    Securities in which the Fund invests are usually denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

        Governmental Supervision and Regulation/Accounting Standards.    Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

        Certain Risks of Holding Fund Assets Outside the United States.    The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the United States.

        Settlement Risk.    Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

        European Economic and Monetary Union.    For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty on European Union (the “Maastricht Treaty”) set out a framework for the European Economic and Monetary Union (“EMU”) among the countries that comprise the European Union (“EU”). EMU established a single common European currency (the “euro”) that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities issued in participating EU countries (beginning with government and corporate bonds) have been redenominated in the euro, and are listed, traded, and make dividend and other payments only in euros.

        No assurance can be given that EMU will take full effect, that all the changes planned for the EU can be successfully implemented, or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will not be completed, or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU by an initial participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country’s national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on the Fund’s investments in Europe generally or in specific countries participating in EMU. Gains or losses from euro conversions may be taxable to Fund shareholders under foreign or, in certain limited circumstances, U.S. tax laws.

        Sovereign Debt.    The Fund may invest in sovereign debt securities issued or guaranteed by foreign government entities. Investment in sovereign debt involves a high degree of risk. The government entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A government entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government entity’s policy towards the International Monetary Fund and the political constraints to which a government entity may be subject. Government entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, government entities may default on their sovereign debt.

        Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to government entities. In the event of a default by a government entity, the Fund may have few or no effective legal remedies for collecting on such debt.

        Emerging Markets Risk.    The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation, or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions, or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.

        Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Risks Associated with Portfolio Securities

        Securities of Smaller or Emerging Growth Companies.    An investment in the Fund involves greater risk than is customarily associated with funds that invest in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Because of these factors, the Fund believes that its shares may be suitable for investment by persons who can invest without concern for current income and who are in a financial position to assume above-average investment risk in search of above-average long term reward. It is not intended as a complete investment program but is designed for those long term investors who are prepared to experience above-average fluctuations in net asset value.

        While the issuers in which the Fund will primarily invest may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. Management believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time and, for this reason, the Fund should be considered as a long term investment and not as a vehicle for seeking short term profits.

        The securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to sell these securities at a discount from market prices or during periods when in management’s judgment such disposition is not desirable or to make many small sales over a lengthy period of time.

        While the process of selection and continuous supervision by management does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

        Small companies are generally little known to most individual investors although some may be dominant in their respective industries. Management of the Fund believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. The Fund may invest in securities of small issuers in the relatively early stages of business development which have a new technology, a unique or proprietary product or service or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long term growth to the portfolio.

        Equity securities of specific small cap issuers may present different opportunities for long term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

        Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.

        Depositary Receipts.    The Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the United States and in Europe and are designed for use throughout the world. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

        Convertible Securities.    Convertible securities entitle the holder to receive interest payments on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

        The characteristics of convertible securities include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

        In analyzing convertible securities, the Investment Adviser will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock among other things.

        Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, the Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.

        Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its “conversion value” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the underlying common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

        To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

        Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

        Debt Securities.    Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bonds. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

        Repurchase Agreements.    The Fund may invest in securities pursuant to repurchase agreements. Under a repurchase agreement, the seller agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. The price at which the trades are conducted do not reflect accrued interest or dividends on the underlying obligation. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days together with all other illiquid investments.

        Illiquid or Restricted Securities.    The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

        The Fund may invest in securities that are not registered under the Securities Act or that are subject to trading restrictions under the laws of a foreign jurisdiction (“restricted securities”). Restricted securities may be sold in private placement transactions between the issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

        144A Securities.    The Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. The Board of Directors has determined to treat as liquid Rule 144A securities that are either freely tradeable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund’s Board. The Board has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Board will carefully monitor the Fund’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Derivatives

        The Fund may use instruments referred to as Derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the Standard & Poor’s 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

        Hedging.    The Fund may use Derivatives for hedging purposes. Hedging is a strategy in which a Derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced.

        The Fund may use Derivative instruments and trading strategies including the following:

Options on Securities and Securities Indices

        Purchasing Put Options.    The Fund may purchase put options on securities held in its portfolio or on securities indices that are correlated with securities held in its portfolio. When the Fund purchases a put option, in consideration for an upfront payment (the “option premium”) the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the “exercise price”) on or before a specified date (the “expiration date”), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund’s risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option’s expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put. Purchasing a put option may involve correlation risk, and may also involve liquidity and credit risk. The Fund will not purchase put options on securities (including index options), if as a result of such purchase, the aggregate cost (premiums paid) of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund’s assets.

        Writing Call Options.    The Fund may write (i.e., sell) call options on securities held in its portfolio or securities indices the performance of which correlates with securities held in its portfolio. When the Fund writes a call option, in return for an option premium the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, the Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding. Writing a call option may involve correlation risk.

Additional Options on Securities Indices

        Purchasing Call Options on Indices.    The Fund may purchase call options on securities indices that are correlated with the types of securities it intends to purchase. When the Fund purchases a call option, in consideration for the option premium the Fund acquires a right to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date. The purchase of a call option may protect the Fund from having to identify specific securities in which to invest in a market the Fund believes to be attractive (an “anticipatory hedge”). In the event the Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium. Purchasing a call option involves correlation risk, and may also involve liquidity and credit risk.

        Writing Put Options on Indices.    The Fund may also write put options on securities indices. When the Fund writes a put option on an index, in return for an option premium the Fund agrees to pay to another party an amount based on any decline in a specified securities index below a specified level on or before the expiration date. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. By writing a put option, however, the Fund will be obligated to make a cash payment reflecting any decline in the index. Accordingly, when the Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying index falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. The Fund will write a put option on a securities index only to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. Writing a put option on an index may involve substantial leverage risk.

        The Fund is also authorized to purchase or sell call or put options in connection with closing out call or put options it has previously purchased or sold.

        Types of Options.    The Fund may engage in transactions in options on securities or securities indices on U.S. and foreign exchanges and in the OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitation on the Use of OTC Derivatives” below.

Futures

        The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

        The Fund may purchase and sell stock or other financial index futures contracts and financial futures contracts as a hedge against adverse market changes in the value of its portfolio securities. The sale of a futures contract limits the Fund’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

        The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

        The Fund is also authorized to purchase and write call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

        The Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying asset is a currency or securities or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). When the Fund is not fully invested in a particular market and anticipates a significant advance, it may purchase index options, futures and options thereon to gain rapid market exposure that may in part or entirely offset increases in the cost of securities the Fund intends to purchase. As such purchases are made, the Fund will unwind its positions in these derivatives. The Fund does not consider these transactions to be speculative under these circumstances. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon the unwinding of its positions in the derivatives, but under unusual circumstances (e.g., the Fund experiences significant redemptions) a position may be unwound without the corresponding purchase of securities.

        When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund’s custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged. The Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a “commodity pool” under regulations of the Commodity Futures Trading Commission. The Fund may enter into transactions in futures and options thereon on U.S. or foreign exchanges and in OTC markets. As indicated above, OTC options are more flexible in their terms but are also riskier. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.

Foreign Exchange Transactions

        The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell listed or OTC options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. The Fund will not attempt to hedge all of its foreign portfolio positions.

        Forward Foreign Exchange Transactions.    Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a portfolio position. The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk. If the Fund enters into a position hedging transaction, its bank will place cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund’s total assets committed to the consummation of such forward contract. If the value of the securities placed in the separate account declines, additional cash or liquid securities will be placed in the account so that the value of the account will equal the amount of the Fund’s commitment with respect to such contracts. The Fund will not enter into a position hedging commitment if, as a result thereof, the Fund will have more than 15% of its value committed to such contracts. The Fund will not enter into a forward contract with a term of more than one year.

        Currency Futures.    The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See “Futures” above. Currency futures involve substantial currency risk, and also involve leverage risk.

        Currency Options.    The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See “Types of Options” above and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

        Limitations on Currency Hedging.    The Fund is authorized to deal in foreign exchange between currencies of Far Eastern, European and Western Pacific countries and the U.S. dollar. The Fund will not speculate in Currency Instruments. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund will not incur potential net liabilities of more than 20% of its total assets from Currency Instruments.

        Risk Factors in Hedging Foreign Currency Risks.    Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While the Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value of the Fund’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements which do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

        The exchanges on which the Fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). “Trading limits” are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order liquidation of positions found to be in violation of these limits, and it may impose other sanctions or restrictions. The Investment Adviser does not believe that these trading position limits will have any adverse impact on the portfolio strategies for hedging the Fund’s portfolio effectively.

        It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging.

        The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

Risk Factors in Derivatives

        Derivatives are volatile and involve significant risks, including:

        Credit Risk — the risk that the counterparty on a Derivative transaction will be unable to honor its financial obligation to the Fund.

        Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

        Leverage Risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

        Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

        Use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or less than the value of the hedged instruments the Fund will experience a gain or loss which will not be completely offset by movements in the value of the hedged instruments. To compensate for imperfect correlations, the Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Fund may purchase or sell fewer such stock index options or futures contracts if the volatility of the price of the hedged securities is historically less than that of the stock index options or futures contracts.

        The Fund intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Derivative without incurring substantial losses, if at all.

        Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, which exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

        Certain Derivatives traded in OTC markets, including OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

        Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Derivatives traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement.

Other Investment Policies and Practices

        Securities Lending.    The Fund may lend securities with a value not exceeding 10% of its total assets to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, the Fund typically receives the income on both the loaned securities and the collateral and, as a result, the Fund’s yield may increase. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral. The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith (“Merrill Lynch”) or its affiliates. See “Portfolio Transactions and Brokerage.”

        Investment in Other Investment Companies.    The Fund may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. In accordance with the Investment Company Act of 1940 (the “Investment Company Act”), the Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund’s total assets may be invested in the securities of any investment company. If the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Suitability

        The economic benefit of an investment in the Fund depends upon many factors beyond the control of the Fund, the Investment Adviser and its affiliates. Because of its emphasis on healthcare-related securities, the Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Fund will depend upon, among other things, such investor’s investment objectives and such investor’s ability to accept the risks associated with investing in healthcare-related securities, including the risk of loss of principal.

Investment Restrictions

        The Fund has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the Fund’s shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the outstanding shares). Under the fundamental investment restrictions the Fund may not:

        1.  Invest more than 25% of its assets, taken at market value at the time of purchase, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

2. Make investments for the purpose of exercising control or management.

        3.  Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

        4.  Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

5. Issue senior securities to the extent such issuance would violate applicable law.

        6.  Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1 /3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

7. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

        8.  Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

        Under the Fund’s non-fundamental investment restrictions, which may be changed by the Board of Directors without shareholder approval, the Fund may not:

        a.  Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Fund.

        b.  Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales “against the box.”

        c.  Invest in securities which cannot be readily resold because of legal or contractual restrictions or which can not otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (a “Rule 144A security”) and determined to be liquid by the Fund’s Board are not subject to the limitations set forth in this investment restriction.

        d.  Notwithstanding fundamental investment restriction (6) above, borrow amounts in excess of 10% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. In addition, the Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

        The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund’s existing OTC options on futures contracts exceed 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Board of the Fund without the approval of the Fund’s shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

        The Fund’s investment restrictions contain an exception that permits the Fund to purchase securities pursuant to the exercise of subscription rights, subject to the condition that such purchase will not result in the Fund ceasing to be treated as a regulated investment company as required by the Code. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Fund’s interest in the issuing company being diluted. The market for such rights is not well developed, and accordingly, the Fund may not always realize full value on the sale of rights. Therefore, the exception applies in cases where the limits would otherwise be exceeded by exercising rights or have already been exceeded as a result of fluctuations in the market value of the Fund’s portfolio securities with the result that the Fund would otherwise be forced either to sell securities at a time when it might not otherwise have done so or to forego exercising the rights.

Non-Diversified Status

        The Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Fund’s investments are limited, however, in order to allow the Fund to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). See “Dividends and Taxes—Taxes.” To qualify, the Fund complies with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Foreign government securities (unlike U.S. government securities) are not exempt from the diversification requirements of the Code and the securities of each foreign government issuer are considered to be obligations of a single issuer. These tax-related limitations may be changed by the Directors of the Fund to the extent necessary to comply with changes to the Federal tax requirements. A fund that elects to be classified as “diversified” under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund’s net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

Portfolio Turnover

        The Investment Adviser will effect portfolio transactions without regard to the time the securities have been held, if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, financial or economic conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions and the Fund’s portfolio turnover rate may vary greatly from year to year or during periods within a year. The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high portfolio turnover may result in negative tax consequences, such as an increase in capital gain dividends. See “Dividends and Taxes.” High portfolio turnover may also involve correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

MANAGEMENT OF THE FUND

Directors and Officers

        The Board of Directors of the Fund consists of eight individuals, seven of whom are not “interested persons” of the Fund as defined in the Investment Company Act (the “non-interested Directors”). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

        Information about the Directors, executive officers and the portfolio manager of the Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Director, executive officer and the portfolio manager is P.O. Box 9011, Princeton, New Jersey 08543-9011.

        TERRY K. GLENN (60) — President and Director(1)(2) — Chairman (Americas Region) since 2001, and Executive Vice President of the Investment Adviser and its affiliate, Fund Asset Management, L.P. (“FAM”) (which terms as used herein include their corporate predecessors) since 1983; President, Merrill Lynch Mutual Funds since 1999; President of FAM Distributors, Inc. (“FAMD” or the “Distributor”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Administrators, L.P. since 1988; Director of Financial Data Services, Inc. (“FDS”) since 1985.

        RONALD W. FORBES (60) — Director(2)(3) — 1400 Washington Avenue, Albany, New York 12222. Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000 and Professor thereof from 1989 to 2000; International Consultant, Urban Institute, Washington, D.C. from 1995 to 1999.

        CYNTHIA A. MONTGOMERY (49) — Director(2)(3) — Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02613. Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Associate Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UnumProvident Corporation since 1990 and Director, Newell Rubbermaid Inc. since 1995.

        CHARLES C. REILLY (70) — Director(2)(3) — 9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.

        KEVIN A. RYAN (68) — Director(2)(3) — 127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02167. Founder and currently Director Emeritus of the Boston University Center for Advancement of Ethics and Character and Director thereof from 1989 to 1999; Professor from 1982 to 1999 and currently Professor Emeritus of Education at Boston University; formerly taught on the faculties of the University of Chicago, Stanford University and Ohio State University.

        ROSCOE S. SUDDARTH (66) — Director(2)(3) — 7403 MacKenzie Court, Bethesda, Maryland 20817. President, Middle East Institute, from 1995 to 2001; Foreign Service Officer, United States Foreign Service, from 1961 to 1995; Career Minister, from 1989 to 1995; Deputy Inspector General, U.S. Department of State, from 1991 to 1994; U.S. Ambassador to the Hashemite Kingdom of Jordan, from 1987 to 1990.

        RICHARD R. WEST (63) — Director(2)(3) — Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, Dean from 1984 to 1993 and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado Realty Trust, Inc. (real estate holding company), and Alexander’s, Inc. (real estate company).

        EDWARD D. ZINBARG (66) — Director(2)(3) — 5 Hardwell Road, Short Hills, New Jersey 07078-2117. Self-employed financial consultant since 1994; Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; Former Director of Prudential Reinsurance Company and former Trustee of The Prudential Foundation.

        ROBERT C. DOLL , JR . (46) — Senior Vice President(1)(2) — Co-Head (Americas Region) of the Investment Adviser and FAM since 2000 and Senior Vice President thereof since 1999; Senior Vice President of Princeton Services since 1999; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.

        JORDAN C. SCHREIBER (71) — Senior Vice President and Portfolio Manager(1) — First Vice President of the Investment Adviser since 1997; Vice President of the Investment Adviser from 1983 to 1997; Portfolio Manager of the Investment Adviser since 1983.

        DONALD C. BURKE (41) — Vice President and Treasurer(1)(2) — First Vice President of the Investment Adviser and FAM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of the Investment Adviser and FAM from 1990 to 1997; Director of Taxation of the Investment Adviser since 1990.

        ROBERT HARRIS (49) — Secretary(1)(2) — First Vice President of the Investment Adviser since 1997; Vice President of the Investment Adviser from 1984 to 1997; Attorney associated with the Investment Adviser since 1980; Secretary of FAMD since 1982.

        As of August 17, 2001, the Directors and officers of the Fund as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Glenn, a Director and officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of Merrill Lynch & Co., Inc. (“ML & Co.”).

(1)	Interested person, as defined in the Investment Company Act, of the Fund.

(2)	Such Director or officer is a trustee, director or officer of certain other investment companies for which the Investment Adviser or FAM acts as the investment adviser or manager.

(3)	Member of the Fund’s Audit and Oversight Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Directors.

Compensation of Directors

        The Fund pays each non-interested Director a combined fee of $3,000 per year plus $500 per in person Board meeting attended. The Fund also compensates each member of the Audit and Oversight Committee (the “Committee”), which consists of the non-interested Directors at a rate of $500 per in person Committee meeting attended. Each of the Co-Chairmen of the Committee receives an additional fee of $1,000 per year. The Fund reimburses each non-interested Director for his or her out-of-pocket expenses relating to attendance at Board and Committee meetings.

        The following table shows the compensation earned by the non-interested Directors for the fiscal year ended April 30, 2001 and the aggregate compensation paid to them by all registered investment companies advised by the Investment Adviser and its affiliate, FAM (“MLIM/FAM-advised funds”), for the calendar year ended December 31, 2000.

Name	Position with Fund	Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Estimated Annual Benefits upon Retirement	Aggregate Compensation from Fund and Other MLIM/FAM- Advised Funds(1)
Ronald W. Forbes(2)(3)	Director	$5,625	None	None	$295,008
Cynthia A. Montgomery(2)	Director	$5,625	None	None	$264,008
Charles C. Reilly(3)	Director	$7,750	None	None	$352,050
Kevin A. Ryan(2)	Director	$5,625	None	None	$264,008
Roscoe S. Suddarth	Director	$5,625	None	None	$193,977
Richard R. West	Director	$7,500	None	None	$373,000
Edward D. Zinbarg	Director	$7,500	None	None	$242,435

(1)
The Directors serve on the boards of MLIM/FAM-advised funds as follows: Mr. Forbes (51 registered investment companies consisting of 58 portfolios); Ms. Montgomery (51 registered investment companies consisting of 58 portfolios); Mr. Reilly (51 registered investment companies consisting of 58 portfolios); Mr. Ryan (51 registered investment companies consisting of 58 portfolios); Mr. Suddarth (51 registered investment companies consisting of 58 portfolios); Mr. West (66 registered investment companies consisting of 72 portfolios); and Mr. Zinbarg (51 registered investment companies consisting of 58 portfolios).

(2)	Mr. Forbes, Ms. Montgomery, Mr. Ryan and Mr. Suddarth were elected Directors of the Fund on July 25, 2000.

(3)	Co-Chairman of the Committee.

        Directors of the Fund may purchase Class A shares of the Fund at net asset value. See “Purchase of Shares  — Initial Sales Charge Alternatives — Class A and Class D Shares — Reduced Initial Sales Charges — Purchase Privilege of Certain Persons.”

Management and Advisory Arrangements

        Investment Advisory Services.    The Investment Adviser provides the Fund with investment advisory and management services. Subject to the supervision of the Directors, the Investment Adviser is responsible for the actual management of the Fund’s portfolio and constantly reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Fund.

        Investment Advisory Fee.    The Fund has entered into an investment advisory agreement with the Investment Adviser (the “Investment Advisory Agreement”), pursuant to which the Investment Adviser receives for its services to the Fund monthly compensation at the annual rate of 1.00% of the average daily net assets of the Fund. The table below sets forth information about the total management fees paid by the Fund to the Investment Adviser for the periods indicated.

Fiscal Year Ended April 30,	Investment Advisory Fee
2001	$7,553,783
2000	$5,267,282
1999	$4,424,955

        The Investment Adviser has entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”) pursuant to which MLAM U.K. provides investment advisory services to the Investment Adviser with respect to the Fund. For the fiscal years ended April 30, 2001, 2000 and 1999, the Investment Adviser paid no fees to MLAM U.K. pursuant to this agreement.

        Payment of Fund Expenses.    The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of the Investment Adviser. The Fund pays all other expenses incurred in the operation of the Fund, including among other things: taxes, expenses for legal and auditing services, costs of preparing, printing and mailing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information, except to the extent paid by the Distributor; charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; SEC fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of non-interested Directors; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Certain accounting services are provided to the Fund by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and the Fund. The Fund pays a fee for these services. In addition, the Fund reimburses the Investment Adviser for the cost of other accounting services. The Distributor will pay certain promotional expenses of the Fund incurred in connection with the offering of shares of the Fund. Certain expenses will be financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares — Distribution Plans.”

        Organization of the Investment Adviser.    The Investment Adviser is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are “controlling persons” of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

        The following entities may be considered “controlling persons” of MLAM U.K.: Merrill Lynch Europe PLC (MLAM U.K.’s parent), a subsidiary of Merrill Lynch International Holdings, Inc., a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

        Duration and Termination.    Unless earlier terminated as described herein, the Investment Advisory Agreement and Sub-Advisory Agreement will continue in effect from year to year if approved annually (a) by the Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party or by vote of the shareholders of the Fund.

        Transfer Agency Services.    Financial Data Services, Inc. (the “Transfer Agent”), a subsidiary of ML & Co., acts as the Fund’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. For the fiscal year ended April 30, 2001, the Transfer Agent received a fee of $11.00 per Class A or Class D account and $14.00 per Class B or Class C account, a fee equal to 0.10% of account assets for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFA SM ) Program (the “MFA Program”) and was entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge was assessed on all accounts which closed during the calendar year. This fee schedule has been changed and the Fund currently pays between $16.00 and $20.00 for each Class A or Class D shareholder account and between $19.00 and $23.00 for each Class B or Class C shareholder account, depending on the level of service required. The Fund continues to reimburse the Transfer Agent’s reasonable out-of-pocket expenses and to pay a fee equal to 0.10% of account assets for certain accounts that participate in the MFA Program but it no longer pays transaction charges or closed account charges. For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

        Accounting Services.    The Fund entered into an agreement with State Street effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services. Prior to January 1, 2001, the Investment Adviser provided accounting services to the Fund and was reimbursed by the Fund at its cost in connection with such services. The Investment Adviser continues to provide certain accounting services to the Fund and the Fund reimburses the Investment Adviser for the cost of these services.

        The table below shows the amounts paid by the Fund to State Street and to the Investment Adviser for the periods indicated:

Fiscal year ended April 30,	Paid to State Street	Paid to the Investment Adviser
1999	N/A	$ 91,355
2000	N/A	$ 80,400
2001	$79,623†	$176,764

†	Represents payments pursuant to the agreement with State Street commencing January 1, 2001.

        Distribution Expenses.    The Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of each class of shares of the Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

Code of Ethics

        The Board of Directors of the Fund has approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Fund, the Investment Adviser, MLAM U.K. and the Distributor. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

PURCHASE OF SHARES

        Reference is made to “Your Account — How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

        The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges (“CDSCs”), distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See “Shareholder Services — Exchange Privilege.”

        Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

        The Merrill Lynch Select Pricing SM System is used by more than 50 registered investment companies advised by the Investment Adviser or FAM. Funds advised by the Investment Adviser or FAM that use the Merrill Lynch Select Pricing SM System are referred to herein as “Select Pricing Funds.”

        The Fund offers its shares at a public offering price equal to the next determined net asset value per share plus any sales charge applicable to the class of shares selected by the investor. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers or other financial intermediaries prior to the close of business on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) which includes orders received after the determination of net asset value on the previous day, the applicable offering price will be based on the net asset value on the day the order is placed with the Distributor, provided that the orders are received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of business on the NYSE on that day, such orders shall be deemed received on the next business day. Dealers or other financial intermediaries have the responsibility of submitting purchase orders to the Fund not later than 30 minutes after the close of business on the NYSE in order to purchase shares at that day’s offering price.

        The Fund or the Distributor may suspend the continuous offering of the Fund’s shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or the Distributor. Neither the Distributor nor the securities dealers nor other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change. Certain selected securities dealers or other financial intermediaries may charge a processing fee to confirm a sale of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Purchases made directly through the Transfer Agent are not subject to the processing fee.

Initial Sales Charge Alternatives — Class A and Class D Shares

        Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charges and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other Select Pricing Funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

        The term “purchase,” as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term “purchase” also includes purchases by any “company,” as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Eligible Class A Investors

        Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares in a shareholder account, including participants in the Merrill Lynch Blueprint SM Program, are entitled to purchase additional Class A shares of the Fund in that account. Certain employee-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by the Investment Adviser or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions provided that the program or bank has $3 million or more initially invested in Select Pricing Funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA SM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and certain purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLIM/FAM-advised investment companies. Certain persons who acquired shares of certain MLIM/FAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions are met. In addition, Class A shares of the Fund and certain other Select Pricing Funds are offered at net asset value to shareholders of certain MLIM/FAM-advised continuously offered closed-end funds who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds. See “Purchase of Shares — Closed-End Fund Reinvestment Options.”

Class A and Class D Sales Charge Information

Class A Shares
For the Fiscal Year Ended April 30,	Gross Sales Charges Collected	Sales Charges Retained by Distributor	Sales Charges Paid to Merrill Lynch	CDSCs Received on Redemption of Load-Waived Shares
2001	$14,573	$ 1,188	$13,385	$0
2000	$10,939	$ 886	$10,053	$0
1999	$15,154	$ 1,257	$13,897	$0

Class D Shares
For the Fiscal Year Ended April 30,	Gross Sales Charges Collected	Sales Charges Retained by Distributor	Sales Charges Paid to Merrill Lynch	CDSCs Received on Redemption of Load-Waived Shares
2001	$288,616	$17,243	$271,373	$ 39
2000	$110,009	$ 7,105	$102,904	$134
1999	$132,250	$ 8,207	$124,043	$ 0

        The Distributor may reallow discounts to selected securities dealers and other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers and other financial intermediaries selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

        Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

        Reinvested Dividends.    No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends.

        Right of Accumulation.    Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser’s combined holdings of all classes of shares of the Fund and of any other Select Pricing Funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser’s securities dealer or other financial intermediary, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

        Letter of Intent.    Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of the Fund or any Select Pricing Funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund’s Transfer Agent. The Letter of Intent is not available to employee benefit plans for which Merrill Lynch provides plan participant recordkeeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other Select Pricing Funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to at least 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the further reduced percentage sales charge that would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charge on any previous purchase.

        The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund (“Summit”), a series of Financial Institutions Series Trust, into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

        Merrill Lynch Blueprint SM Program.    Class D shares of the Fund are offered to participants in the Merrill Lynch Blueprint SM Program (“Blueprint”). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, $300.01 up to $5,000 at 3.25% plus $3, and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, Class A or Class D shares of the Fund are offered at net asset value plus a sales charge of .50% of 1% for corporate or group IRA programs placing orders to purchase their Class A or Class D shares through Blueprint. Services, including the exchange privilege, available to Class A and Class D investors through Blueprint, however, may differ from those available to other Class A or Class D share investors.

        Class A and Class D shares are offered at net asset value to participants in Blueprint through the Merrill Lynch Directed IRA Rollover Program (“IRA Rollover Program”) available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from employer-sponsored retirement and savings plans whose trustee and/or plan sponsor has entered into a Merrill Lynch Directed IRA Rollover Program Service Agreement.

        Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint SM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

        TMA SM Managed Trusts.    Class A shares are offered at net asset value to TMA SM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services.

        Employee Access SM Accounts.    Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access SM Accounts available through authorized employers. The initial minimum investment for such accounts is $500, except that the initial minimum investment for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

        Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements.    Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at 1-800-237-7777.

        Purchase Privilege of Certain Persons.    Directors of the Fund, members of the Boards of other MLIM/FAM-advised investment companies, ML & Co. and its subsidiaries (the term “subsidiaries,” when used herein with respect to ML & Co., includes MLIM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and directors or trustees wishing to purchase shares of the Fund must satisfy the Fund’s suitability standards.

        Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Financial Advisor who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of shares of a mutual fund that was sponsored by the Financial Advisor’s previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and, second, the investor must establish that such redemption had been made within 60 days prior to the investment in the Fund and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

        Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Advisor and that has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated (“notice”) if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and, second, such purchase of Class D shares must be made within 90 days after such notice.

        Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Advisor and that has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and, second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

        Acquisition of Certain Investment Companies.    Class D shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

        Purchases Through Certain Financial Intermediaries.    Reduced sales charges may be applicable for purchases of Class A or Class D shares of the Fund through certain financial advisers, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Investment Adviser from time to time.

Deferred Sales Charge Alternatives — Class B and Class C Shares

        Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Select Pricing Funds.

        Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor’s dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

        The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See “Pricing of Shares — Determination of Net Asset Value” below.

Contingent Sales Charges — Class B Shares

        Class B shares that are redeemed within six years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over six years or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the six-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

        The following table sets forth the Class B CDSC:

Year Since Purchase Payment Made	CDSC as a Percentage of Dollar Amount Subject to Charge†
0-1	4.0%
1-2	4.0%
2-3	3.0%
3-4	3.0%
4-5	2.0%
5-6	1.0%
6 and thereafter	None

†	For Class B shares of the Fund purchased before June 1, 2001, the four-year CDSC schedule in effect at that time will apply.

        To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because they were issued through dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the third year after purchase).

        The Class B CDSC may be waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account (“IRA”) or other retirement plan or following the death or disability (as defined in the Code) of a shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability or, if later, reasonably promptly following completion of probate. The Class B CDSC also may be waived on redemptions of shares by certain eligible 401(a) and 401(k) plans. The CDSC may also be waived for any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC may be waived for any Class B shares that were acquired and held at the time of the redemption in an Employee Access SM Account available through employers providing eligible 401(k) plans. The Class B CDSC may also be waived for any Class B shares that are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLIM Private Portfolio Group and held in such account at the time of redemption. The Class B CDSC may also be waived or its terms may be modified in connection with certain fee-based programs. The Class B CDSC may also be waived in connection with involuntary termination of an account in which Fund shares are held or for withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See “Shareholder Services — Fee-Based Programs” and “— Systematic Withdrawal Plan.”

        Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements.    Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class B shares with a waiver of the CDSC upon redemption, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any Select Pricing Fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at 1-800-237-7777.

        Merrill Lynch Blueprint SM Program.    Class B shares are offered to certain participants in Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations and credit unions and benefit plans. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other Class B investors. Orders for purchases and redemptions of Class B shares of the Fund will be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of the Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint SM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

        Conversion of Class B Shares to Class D Shares.    After approximately eight years (the “Conversion Period”), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of the average daily net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the “Conversion Date”) on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

        In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

        In general, Class B shares of equity Select Pricing Funds will convert approximately eight years after initial purchase and Class B shares of taxable and tax-exempt fixed income Select Pricing Funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The Conversion Period also may be modified for investors that participate in certain fee-based programs. See “Shareholder Services — Fee-Based Programs.”

        Class B shareholders of the Fund exercising the exchange privilege described under “Shareholder Services — Exchange Privilege” will continue to be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

        Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

Contingent Deferred Sales Charges — Class C Shares

        Class C shares that are redeemed within one year of purchase may be subject to a 1.00% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plans. See “Shareholder Services — Systematic Withdrawal Plan.”

Class B and Class C Sales Charge Information

Class B Shares*

For the Fiscal Year Ended April 30,	CDSCs Received by Distributor	CDSCs Paid to Merrill Lynch
2001	$300,164	$300,164
2000	$436,530	$436,530
1999	$352,702	$352,702

*	Additional Class B CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder’s participation in certain fee-based programs.

Class C Shares

For the Fiscal Year Ended April 30,	CDSCs Received by Distributor	CDSCs Paid to Merrill Lynch
2001	$17,306	$17,306
2000	$23,107	$23,107
1999	$12,117	$12,117

        Merrill Lynch compensates its Financial Advisors for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers or other financial intermediaries (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial advisors for selling Class B and Class C shares from a dealer’s own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See “Distribution Plans” below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the National Association of Securities Dealers, Inc. (the “NASD”) asset-based sales charge rule. See “Limitations on the Payment of Deferred Sales Charges” below.

Closed-End Fund Reinvestment Options

        Class A shares of the Fund (“Eligible Class A Shares”) are offered at net asset value to holders of the common stock of certain closed-end funds advised by the Investment Adviser or FAM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing SM System commenced operations) and wish to reinvest the net proceeds from a sale of such shares in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, holders of the common stock of closed-end funds who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of those shares may purchase Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund (“Eligible Class D Shares”) at net asset value if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Eligible Class D Shares. Second, the closed-end fund shares must either have been acquired in that fund’s initial public offering or represent dividends paid on shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the reinvestment option.

        Subject to the conditions set forth below, shares of the Fund are offered at net asset value to holders of the common stock of certain MLIM/FAM-advised continuously offered closed-end funds who wish to reinvest the net proceeds from a sale of such shares. Upon exercise of this reinvestment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund, shareholders of Merrill Lynch Senior Floating Rate Fund II, Inc. will receive Class C shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who already own Class A shares of the Fund may be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met.

        In order to exercise this reinvestment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an “eligible fund”) must sell his or her shares of common stock of the eligible fund (the “eligible shares”) back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund’s prospectus) is applicable. Purchase orders from eligible fund shareholders who wish to exercise this reinvestment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of shares of the Fund on such day. The Class C CDSC may be waived upon redemption of Class C shares purchased by an investor pursuant to this closed-end fund reinvestment option. Such waiver is subject to the requirement that the investor have held the tendered shares for a minimum of one year and to such other conditions as are set forth in the prospectus for the related closed-end fund.

Distribution Plans

        Reference is made to “Key Facts — Fees and Expenses” in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a “Distribution Plan”) with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

        The Distribution Plans for Class B, Class C and Class D shares each provides that the Fund pay the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor, Merrill Lynch, a selected securities dealer or other financial intermediary (pursuant to a sub-agreement) in connection with account maintenance activities with respect to Class B, Class C and Class D shares. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan).

        The Distribution Plans for Class B and Class C shares each provide that the Fund also pay the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor, Merrill Lynch, a selected securities dealer or other financial intermediary (pursuant to a sub-agreement) for providing shareholder and distribution services and bearing certain distribution-related expenses of the Fund, including payments to financial advisors or other financial intermediaries for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through selected securities dealers and other financial intermediaries without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial advisors, a selected securities dealer or other financial intermediary in connection with the sale of the Class B and Class C shares.

        The Fund’s Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and each related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Directors shall be committed to the discretion of the non-interested Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that each Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders and all material amendments are required to be approved by the vote of Directors, including a majority of the non-interested Directors who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

        Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration quarterly and in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans annually. Distribution-related revenues consist of the account maintenance fees, distribution fees and CDSCs and distribution-related expenses consist of financial consultant compensation.

        As of April 30, 2001, revenues for the period since the commencement of operations of Class B shares exceeded expenses by $11,987,126 (3.62% of Class B net assets at that date). As of April 30, 2001, revenues for the period since the commencement of operations of Class C shares exceeded expenses by $1,150,305 (0.17% of Class C net assets at that date).

        For the fiscal year ended April 30, 2001, the Fund paid the Distributor $3,294,158 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $327.6 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended April 30, 2001, the Fund paid the Distributor $569,801 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $56.7 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended April 30, 2001, the Fund paid the Distributor $228,909 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $91.1 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

Limitations on the Payment of Deferred Sales Charges

        The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the “voluntary maximum”) in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

        The following table sets forth comparative information as of April 30, 2001 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to the Class B shares, the Distributor’s voluntary maximum.

	Data Calculated as of April 30, 2001
	(in thousands)
	Eligible Gross Sales(1)	Allowable Aggregate Sales Charges(2)	Allowable Interest on Unpaid Balance(3)	Maximum Amount Payable	Amounts Previously Paid to Distributor(4)	Aggregate Unpaid Balance	Annual Distribution Fee at Current Net Asset Level(5)
Class B Shares for the period October 21, 1988 (commencement of operations) to April 30, 2001
Under NASD Rule as Adopted	$342,137	$22,705	$5,563	$28,268	$14,165	$14,103	$2,486
Under Distributor’s Voluntary Waiver	$342,137	$22,705	$ 389	$23,094	$14,165	$ 8,929	$2,486
Class C Shares, for the period October 21, 1994 (commencement of operations) to April 30, 2001
Under NASD Rule as Adopted	$ 80,438	$ 5,113	$1,106	$ 6,219	$ 1,298	$ 4,921	$ 494

(1)	Purchase price of all eligible Class B or Class C shares sold during the periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2)
Includes amounts attributable to exchanges from Summit which are not reflected in Eligible Gross Sales. Shares of Summit can only be purchased by exchange from another fund (the “redeemed fund”). Upon such an exchange, the maximum allowable sales charge payment to the redeemed fund is reduced in accordance with the amount of the redemption. This amount is then added to the maximum allowable sales charge payment with respect to Summit. Upon an exchange out of Summit, the remaining balance of this amount is deducted from the maximum allowable sales charge payment to Summit and added to the maximum allowable sales charge payment to the fund into which the exchange is made.

(3)	Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.00%, as permitted under the NASD Rule.
(4)
Consists of CDSC payments, distribution fee payments and accruals. See “Key Facts — Fees and Expenses” in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder’s participation in the MFA Program. The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.

(5)
Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum (with respect to Class B shares) or the NASD maximum (with respect to Class B and Class C shares).

REDEMPTION OF SHARES

        Reference is made to “Your Account — How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

        The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

        The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

        The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending in part on the market value of the securities held by the Fund at such time.

        The Fund has entered into a joint committed line of credit with other investment companies advised by the Investment Adviser and its affiliates and a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from Fund shareholders in extraordinary or emergency circumstances.

Redemption

        A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Transfer Agent at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent’s register. The signatures on the redemption request may require a guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the “Exchange Act”), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons whose name(s) shares are recorded on the Transfer Agent’s register; (ii) all checks must be mailed to the stencil address of record on the Transfer Agent’s register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies With Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.

        A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-800-MER-FUND. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the client’s bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address on the account has changed within the last 30 days or share certificates have been issued on the account.

        Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

        For shareholders redeeming directly with the Transfer Agent, payments will generally be mailed within seven days of receipt of a proper notice of redemption. At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which will not usually exceed 10 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance with be automatically redeemed by the Fund.

Repurchase

        The Fund also will repurchase Fund shares through a selected securities dealer or other financial intermediary. The Fund normally will accept orders to repurchase Fund shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the selected securities dealer or other financial intermediary prior to the regular close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) and such request is received by the Fund from such selected securities dealer or other financial intermediary not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE, in order to obtain that day’s closing price.

        The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch, selected securities dealers or other financial intermediaries may charge customers a processing fee (Merrill Lynch currently charges $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Transfer Agent on accounts held at the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem Fund shares as set forth above.

Reinstatement Privilege — Class A and Class D Shares

        Shareholders who have redeemed their Class A or Class D shares of the Fund have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor’s Merrill Lynch Financial Advisor within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

PRICING OF SHARES

Determination of Net Asset Value

        Reference is made to “Your Account — How Shares are Priced” in the Prospectus.

        The net asset value of the shares of all classes of the Fund is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Investment Adviser and Distributor, are accrued daily.

        The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.

        Portfolio securities of the Fund that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Directors as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are generally valued at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. Securities and assets for which market quotations are not readily available are stated at fair value as determined in good faith by or under the direction of the Directors of the Fund. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

        Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities occur during such periods, then these securities will be valued at their fair value as determined in good faith by the Board of Directors of the Fund.

Computation of Offering Price Per Share

        An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund’s net assets and number of shares outstanding on April 30, 2001 is set forth below.

	Class A	Class B	Class C	Class D
Net Assets	$288,091,053	$331,683,051	$66,027,784	$107,642,553

Number of Shares Outstanding	42,990,285	65,677,553	13,075,185	17,107,595

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$ 6.70	$ 5.05	$ 5.05	$ 6.29
Sales Charge (for Class A and Class D shares: 5.25% of offering price; 5.54% of net asset value per share)*	0.37	**	**	0.35

Offering Price	$ 7.07	$ 5.05	$ 5.05	$ 6.64

*	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
**
Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See “Purchase of Shares — Deferred Sales Charges Alternatives — Class B and Class C Shares” herein.

PORTFOLIO TRANSACTIONS AND BROKERAGE

        Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Investment Adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Investment Adviser generally seeks reasonably competitive trade execution costs, the Fund does not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based partly upon brokerage or research services provided to the Investment Adviser and its clients, including the Fund. In return for such services the Investment Adviser may pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that the commission is reasonable in relation to the services provided.

        Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, such as the Investment Adviser, under certain circumstances, to cause an account to pay a broker a commission for effecting a transaction that exceeds the amount of commission another broker would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). The Investment Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

        To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation of investments. Examples of research-oriented services for which the Investment Adviser might use Fund commissions include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel or personnel principally responsible for the Investment Adviser’s individually managed portfolios is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Fund to the Investment Adviser are not reduced as a result of the Investment Adviser’s receipt of research services.

        In some cases the Investment Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Investment Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Investment Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Investment Adviser faces a potential conflict of interest, but the Investment Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

        From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Investment Adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

        In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Directors of the Fund and subject to best execution, the Investment Adviser may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of the Fund neither qualifies nor disqualifies such broker or dealer to execute transactions for the Fund.

        The Fund anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States.

        Foreign equity securities may be held by the Fund in the form of ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

        The Fund’s ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

        Information about the brokerage commissions paid by the Fund, including commissions paid to Merrill Lynch, is set forth in the following table:

Fiscal Year Ended April 30,	Aggregate Brokerage Commissions Paid	Commissions Paid to Merrill Lynch
2001	$ 904,509	$215,316
2000	$1,151,815	$328,780
1999	$ 848,510	$139,696

        For the fiscal year ended April 30, 2001, the brokerage commissions paid to Merrill Lynch represented 23.80% of the aggregate brokerage commissions paid and involved 23.55% of the Fund’s dollar amount of transactions involving payment of brokerage commissions.

        The Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Board of Directors of the Fund that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

        Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. Without such an exemptive order, the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

        The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Fund also has retained an affiliated entity of the Investment Adviser as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. That entity may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by that entity or in registered money market funds advised by the Investment Adviser or its affiliates.

        Section 11(a) of the Exchange Act generally prohibits members of the United States national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

        The Board of Directors of the Fund has considered the possibility of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Fund to the Investment Adviser. After considering all factors deemed relevant, the Board of Directors made a determination not to seek such recapture. The Board will reconsider this matter from time to time.

        Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate acts as manager transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

SHAREHOLDER SERVICES

        The Fund offers a number of shareholder services and investment plans described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, by calling the telephone number on the cover page hereof, or from the Distributor, Merrill Lynch, a selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors and certain of these services are not available to investors who place purchase orders for the Fund’s shares through the Merrill Lynch Blueprint SM Program.

Investment Account

        Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements will also show any other activity in the account since the preceding statement. Shareholders will also receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. A shareholder may also maintain an account through Merrill Lynch, a selected securities dealer or other financial intermediary. Upon the transfer of shares out of a Merrill Lynch brokerage account or an account maintained with a selected securities dealer or other financial intermediary, an Investment Account in the transferring shareholder’s name may be opened automatically at the Transfer Agent.

        Share certificates are issued only for full shares and only upon the specific request of a shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

        Shareholders may transfer their Fund shares from Merrill Lynch, a selected securities dealer or other financial intermediary to another securities dealer or other financial intermediary that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer and all future trading of these assets must be coordinated by the new firm. If a shareholder wishes to transfer his or her shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Distributor, the shareholder must either (i) redeem his or her shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. The shareholder may also request the new securities dealer or other financial intermediary to maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer or other financial intermediary for the benefit of the shareholder whether the securities dealer or other financial intermediary has entered into a selected dealer agreement or not.

        Shareholders considering transferring a tax-deferred retirement account, such as an individual retirement account, from Merrill Lynch to another securities dealer or other financial intermediary should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares, paying any applicable CDSC, so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

Exchange Privilege

        U.S. shareholders of each class of shares of the Fund have an exchange privilege with other Select Pricing Funds and Summit, which is a Merrill Lynch-sponsored money market fund specifically designated for exchange by holders of Class A, Class B, Class C and Class D shares of Select Pricing Funds. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

        Exchanges of Class A and Class D Shares.    Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second Select Pricing Fund if the shareholder holds any Class A shares of the second fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second Select Pricing Fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second Select Pricing Fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class D shares are exchangeable with shares of the same class of other Select Pricing Funds.

        Exchanges of Class A or Class D shares outstanding (“outstanding Class A or Class D shares”) for Class A or Class D shares of other Select Pricing Funds or for Class A shares of Summit (“new Class A or Class D shares”) are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the “sales charge previously paid” shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares generally may be exchanged into the Class A or Class D shares, respectively, of the other funds with a reduced sales charge or without a sales charge.

        Exchanges of Class B and Class C Shares.    Certain Select Pricing Funds with Class B or Class C shares outstanding (“outstanding Class B or Class C shares”) offer to exchange their Class B or Class C shares for Class B or Class C shares, respectively, of certain other Select Pricing Funds or for Class B shares of Summit (“new Class B or Class C shares”) on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is “tacked” to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Small Cap Value Fund, Inc. (“Small Cap Value Fund”) after having held the Fund’s Class B shares for two and a half years. The 3.0% CDSC that generally would apply to a redemption would not apply to the exchange. Four years later the investor may decide to redeem the Class B shares of Small Cap Value Fund and receive cash. There will be no CDSC due on this redemption, since by “tacking” the two and a half year holding period of Fund Class B shares to the four-year holding period for the Small Cap Value Fund Class B shares, the investor will be deemed to have held the Small Cap Value Fund Class B shares for more than six years. Class B shares of the Fund and certain other Select Pricing Funds purchased prior to June 1, 2001 are subject to the four-year CDSC schedule in effect at that time. This four-year CDSC schedule will also apply to Class B shares received in exchange for such shares.

        Exchanges for Shares of a Money Market Fund.    Class A and Class D shares are exchangeable for Class A shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class A or Class D shares of Select Pricing Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Select Pricing Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain Merrill Lynch fee-based programs for which alternative exchange arrangements may exist. Please see your Merrill Lynch Financial Advisor for further information.

        Prior to October 12, 1998, exchanges from the Fund and other Select Pricing Funds into a money market fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit. Shareholders who exchanged Select Pricing Fund shares for shares of such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for the money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares of the Fund received in exchange for such money market fund shares will be aggregated with the holding period for the fund shares originally exchanged for such money market fund shares for purposes of reducing the CDSC or satisfying the Conversion Period.

        Exchanges by Participants in the MFA Program.    The exchange privilege is modified with respect to certain retirement plans which participate in the MFA Program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA Program, i.e., no CDSC will apply. The one-year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA Program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class A shares will be “tacked” to the holding period for the Class B or Class C shares originally held. The Fund’s exchange privilege is also modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA Program. First, the initial allocation of assets is made under the MFA Program. Then, any subsequent exchange under the MFA Program of Class A or Class D shares of a Select Pricing Fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other Select Pricing Fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA Program.

        Exercise of the Exchange Privilege.    To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Advisor, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other Select Pricing Funds with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealer or other financial intermediaries. The Fund reserves the right to require a properly completed Exchange Application.

        Telephone exchange requests are also available in accounts held with the Transfer Agent for amounts up to $50,000. To request an exchange from your account, call the Transfer Agent at 1-800-MER-FUND. The request must be from the shareholder of record. Before telephone requests will be honored, signature approval from all shareholders of record must be obtained. The shares being exchanged must have been held for at least 15 days. Telephone requests for an exchange will not be honored in the following situations: the account holder is deceased, the request is by an individual other than the account holder of record, the account is held by joint tenants who are divorced or the address on the account has changed within the last 30 days. Telephone exchanges may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

        This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

Fee-Based Programs

        Certain fee-based programs offered by Merrill Lynch and other financial intermediaries, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another financial intermediary, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program’s client agreement and from the Transfer Agent at 1-800-MER-FUND or 1-800-637-3863.

Retirement and Education Savings Plans

        Individual retirement accounts and other retirement and education savings plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. There may be fees associated with investing through these plans. Information with respect to these plans is available on request from Merrill Lynch.

        Dividends received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans and, in the case of Roth IRA plans and educational savings plans, may be exempt from taxation when distributed, as well. Investors considering participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

Automatic Investment Plans

        A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor) or Class B, Class C or Class D shares at the applicable public offering price. These purchases may be made either through the shareholder’s securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund’s Automatic Investment Plan. Under the Automatic Investment Plan, the Fund would be authorized, on a regular basis, to provide systematic additions to the Investment Account of such shareholder through charges of $50 or more to the regular bank account of the shareholder by either pre-authorized checks or automated clearing house debits. Alternatively, an investor that maintains a CMA® or CBA® Account may arrange to have periodic investments made in the Fund in amounts of $100 ($1 or more for retirement accounts) or more through the CMA® or CBA® Automated Investment Program.

Automatic Dividend Reinvestment Plan

        Unless specific instructions are given as to the method of payment, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund determined as of the close of business on the NYSE on the monthly payment date for such dividends. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends.

        Shareholders may, at any time, elect to have subsequent dividends paid in cash, rather than reinvested in shares of the Fund or vice versa (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). If the shareholder’s account is maintained with the Transfer Agent, he or she may contact the Transfer Agent in writing or by telephone (1-800-MER-FUND). For other accounts, the shareholder should contact his or her Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary. Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder’s bank account.

Systematic Withdrawal Plan

        A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders that have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

        At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder’s account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and the class of shares to be redeemed. Redemptions will be made at net asset value as determined as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder’s systematic withdrawal plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

        With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See “Purchase of Shares  — Deferred Sales Charge Alternatives — Class B and Class C Shares.” Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will be applied thereafter to Class D shares if the shareholder so elects. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Merrill Lynch Financial Advisor.

        Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder’s original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors that maintain a systematic withdrawal plan unless such purchase is equal to at least one year’s scheduled withdrawals or $1,200, whichever is greater. Automatic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

        Alternatively, a shareholder whose shares are held within a CMA®, CBA® or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA® or CBA® Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder’s account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA® or CBA® Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automated Investment Program. For more information on the CMA® or CBA® Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Advisor.

DIVIDENDS AND TAXES

Dividends

        The Fund intends to distribute substantially all of its net investment income, if any. Dividends from such net investment income are paid at least annually. All net realized capital gains, if any, will be distributed to the Fund’s shareholders at least annually. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. If in any fiscal year, the Fund has net income from certain foreign currency transactions, such income will be distributed at least annually.

        For information concerning the manner in which dividends may be reinvested automatically in shares of the Fund, see “Shareholder Services — Automatic Dividend Reinvestment Plan.” A shareholder may also elect to receive any such dividends in cash. Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends on Class D shares will be lower than the per share dividends on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See “Pricing of Shares — Determination of Net Asset Value.”

Taxes

        The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”). As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class A, Class B, Class C and Class D shareholders (together, the “shareholders”). The Fund intends to distribute substantially all of such income.

        The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

        Dividends paid by the Fund from its ordinary income or from an excess of net short term capital gains over net long term capital losses (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long term capital gains over net short term capital losses (including gains or losses from certain transactions in futures and options) (“capital gain dividends”) are taxable to shareholders as long term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amount of any capital gain dividends as well as any amount of capital gain dividends in the different categories of capital gain referred to above.

        Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. A portion of the Fund’s ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate dividends eligible for the dividends received deduction among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Securities and Exchange Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

        No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder’s basis in the Class D shares acquired will be the same as such shareholder’s basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

        If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

        A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

        Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

        Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

        Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. In addition, a foreign tax credit may be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. The Fund also must meet these holding period requirements, and if the Fund fails to do so, it will not be able to “pass through” to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by the Fund. If the Fund satisfies the holding period requirements and if more than 50% in the value of its total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, moreover, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund’s election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit. For this purpose, the Fund will allocate foreign source income among the Class A, Class B, Class C and Class D shareholders according to a method similar to that described above for the allocation of dividends eligible for the dividends received deduction.

        The Fund may invest up to 10% of its total assets in securities of other investment companies. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company (“PFIC”) for U.S. Federal income tax purposes. The Fund may be subject to U.S. Federal income tax, and an additional tax in the nature of interest (the “interest charge”), on a portion of the distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as “excess distributions”), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, the Fund could elect to “mark to market” at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares over their adjusted basis and as ordinary loss any decrease in such value to the extent it did not exceed prior increases. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to excess distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs.

Tax Treatment of Options, Futures and Forward Foreign Exchange Transactions

        The Fund may write, purchase or sell options, futures and forward foreign exchange contracts. Options and futures contracts that are “Section 1256 contracts” will be “marked to market” for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a foreign currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long term and 40% short term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark to market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

        A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long term and 40% short term capital gain or loss.

        Code Section 1092, which applies to certain “straddles,” may affect the taxation of the Fund’s sales of securities and transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options, futures and forward foreign exchange contracts.

Special Rules for Certain Foreign Currency Transactions

        In general, gains from “foreign currencies” and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stocks, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures, or forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

        Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not “regulated futures contracts” and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of Section 988 is elected by the Fund. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder’s Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder’s basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark to market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

        The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

        Ordinary income and capital gain dividends may also be subject to state and local taxes.

        Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

        Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

PERFORMANCE DATA

        From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund’s historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

        Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period as in the case of Class B and Class C shares.

        The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

        Set forth below is total return information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.

	Class A Shares	Class B Shares	Class C Shares	Class D Shares
Period	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return
	(including maximum applicable sales charges)

One Year Ended April 30, 2001	8.56%	9.72%	12.49%	8.21%
Five Years Ended April 30, 2001	19.48%	19.55%	19.50%	19.16%
Ten Years Ended April 30, 2001	16.28%	15.71%	—	—
Inception (October 21, 1994) to April 30, 2001	—	—	21.95%	21.48%

        Total return figures are based on the Fund’s historical performance and are not intended to indicate future performance. The Fund’s total return will vary depending on market conditions, the securities comprising the Fund’s portfolio, the Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

        In order to reflect the reduced sales charges in the case of Class A or Class D shares, or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under “Purchase of Shares,” the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC, and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of CDSCs, a lower amount of expenses may be deducted.

        On occasion, the Fund may compare its performance to various indices including the Standard & Poor’s 500 Index, the Dow Jones Industrial Average, or to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. (“Morningstar”), CDA Investment Technology, Inc., Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. In addition, from time to time, the Fund may include its Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature.

        The Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. The Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments. As with other performance data, performance comparisons should not be considered indicative of the Fund’s relative performance for any future period.

GENERAL INFORMATION

Description of Shares

        The Fund, previously known as Sci/Tech Holdings, Inc., was incorporated under Maryland law on October 29, 1982. At the date of this Statement of Additional Information, the Fund has an authorized capital of 400,000,000 shares of Common Stock, par value of $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares. Shares of Class A, Class B, Class C and Class D Common Stock represent an interest in the same assets of the Fund and are identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

        Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Generally, under Maryland law, a meeting of shareholders may be called for any purpose on the written request of the holders of at least 10% of the outstanding shares of the Fund. Voting rights for Directors are not cumulative. Shares issued are fully paid and nonassessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates are issued by the transfer agent only on specific request. Certificates for fractional shares are not issued in any case. Shareholders may, in accordance with Maryland law, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors at the request of 25% of the outstanding shares of the Fund. A Director may be removed at a special meeting of shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors.

Independent Auditors

        Deloitte & Touche LLP , Two World Financial Center, New York, New York 10281-1008, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to approval by the non-interested Directors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

Accounting Services Provider

        State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services for the Fund.

Custodian

        The Chase Manhattan Bank (the “Custodian”), 4 Chase MetroTech Center, 18th Floor, Global Securities Services, Brooklyn, New York 11245, acts as the custodian of the Fund’s assets. Under its contract with the Fund, the Custodian is authorized, among other things, to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside of the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments.

Transfer Agent

        Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund’s Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares — Through the Transfer Agent” in the Prospectus.

Legal Counsel

        Sidley Austin Brown & Wood LLP , One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.

Reports to Shareholders

        The fiscal year of the Fund ends on April 30 of each year. The Fund sends to its shareholders, at least semi-annually, reports showing the Fund’s portfolio and other information. An Annual Report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends.

Shareholder Inquiries

        Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

        The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

        Under a separate agreement, ML & Co. has granted the Fund the right to use the “Merrill Lynch” name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted ML & Co. under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by ML & Co.

        To the knowledge of the Fund, the following entities owned beneficially or of record 5% or more of a class of the Fund’s shares as of August 17, 2001.

Name	Address	Percentage and Class
Merrill Lynch Trust Company†	800 Scudders Mill Road	17.79% Class A
Trustee for Chrysler Salaried	Plainsboro, New Jersey 08536
Employees Savings Plan

Merrill Lynch Trust Company†	800 Scudders Mill Road	11.87% Class A
Trustee for MLSIP Investment	Plainsboro, New Jersey 08536
Account

Merrill Lynch Trust Company†	800 Scudders Mill Road	10.50% Class A
Trustee for Chrysler Hourly	Plainsboro, New Jersey 08536
Employees Deferred Pay Plan

†	Merrill Lynch Trust Company is the record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as trustee.

FINANCIAL STATEMENTS

        The Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2001 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. Eastern Time on any business day.

CODE #: 10255-08-01

PART C

Item 23.    Exhibits

Exhibit Number	Description
1(a)	— Articles of Incorporation of the Registrant, dated October 28, 1982.(c)
(b)	— Articles of Amendment to Articles of Incorporation of the Registrant, dated November 29, 1982.(c)
(c)	— Articles of Amendment to Articles of Incorporation of the Registrant, dated October 3, 1988.(c)
(d)	— Articles of Amendment to Articles of Incorporation of the Registrant, dated April 27, 1992.(c)
(e)	— Articles of Amendment to Articles of Incorporation of the Registrant, dated October 17, 1994.(c)
(f)	— Articles Supplementary to Articles of Incorporation of the Registrant, dated October 17, 1994.(c)
2	— By-Laws of the Registrant.(c)
3	— Copies of instruments defining the rights of shareholders, including the relevant portions of the Articles of Incorporation, as amended and supplemented, and By-Laws of the Registrant.(b)
4(a)	— Amended Investment Advisory Agreement between the Registrant and Merrill Lynch Investment Managers, L.P. (the “Investment Adviser”).(c)
(b)	— Supplement to Investment Advisory Agreement between the Registrant and the Investment Adviser.(a)
(c)	— Form of Sub-Advisory Agreement between the Investment Adviser and Merrill Lynch Asset Management U.K. Limited.(e)
5	— Form of Distribution Agreement between the Registrant and FAM Distributors, Inc. (the “Distributor”).(i)
6	— None.
7	— Custody Agreement between the Registrant and The Chase Manhattan Bank.(c)
8(a)(1)	— Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and Financial Data Services, Inc.(c)
(a)(2)	— Amendment to the Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agreement.
(b)	— License Agreement Relating to Use of Name between the Registrant and Merrill Lynch & Co., Inc.(f)
(c)	— Amended and Restated Credit Agreement between the Registrant and a syndicate of banks.(g)
(d)	— Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company.(k)
9	— Opinion of Brown & Wood LLP , counsel for the Registrant.(f)
10	— Consent of Deloitte & Touche LLP , independent auditors for the Registrant.
11	— None.
12	— Certificate of the Investment Adviser.(c)
13(a)	— Form of Amended and Restated Class B Distribution Plan.(j)
(b)	— Form of Amended and Restated Class C Distribution Plan.(j)
(c)	— Form of Amended and Restated Class D Distribution Plan.(j)
14	— Merrill Lynch Select Pricing SM System Plan pursuant to Rule 18f-3.(d)
15	— Code of Ethics.(h)

(a)
Filed on August 26, 1994, as an Exhibit to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A (the “Registration Statement”) (File No. 2-80150) under the Securities Act of 1933, as amended (the “Securities Act”).

(b)
Reference is made to Article V, Article VI (section 3), Article VII, Article VIII and Article X of the Registrant’s Articles of Incorporation, as amended, filed as Exhibits 1(a), 1(b), 1(c), 1(d), 1(e) and 1(f) to the Registration Statement; and to Article II, Article III (sections 1, 3, 5, 6 and 17), Article VI, Article VII, Article XIII and Article XIV of the Registrant’s By-Laws filed as Exhibit 2 to the Registration Statement.

(c)	Filed on August 24, 1995, as an Exhibit to Post-Effective Amendment No. 17 to the Registration Statement.

(d)
Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act, filed on January 25, 1996, relating to shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).

(e)	Filed on July 29, 1997, as an Exhibit to Post-Effective Amendment No. 19 to the Registration Statement.

(f)	Filed on June 29, 1999 as an Exhibit to Post-Effective Amendment No. 21 to the Registration Statement.

(g)	Incorporated by reference to Exhibit (b) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-15973), filed on December 14, 2000.

(h)
Incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of Merrill Lynch Multi-State Limited Maturity Municipal Series Trust (File No. 33-50417), filed on November 22, 2000.

(i)
Incorporated by reference to Exhibit 5 to Post-Effective Amendment No.10 to the Registration Statement on Form N-1A of Merrill Lynch Americas Income Fund, Inc. (File No. 33-64398), filed on June 21, 2000.

(j)
Incorporated by reference to Exhibit 13 to Post-Effective Amendment No.10 to the Registration Statement on Form N-1A of Merrill Lynch Americas Income Fund, Inc. (File No. 33-64398), filed on June 21, 2000.

(k)
Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775), filed on March 20, 2001.

Item 24.    Persons Controlled by or Under Common Control with the Registrant

        The Registrant does not control and is not under common control with any other person.

Item 25.    Indemnification

        Reference is made to Article VI of Registrant’s Articles of Incorporation, Article VI of Registrant’s By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreement.

        Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

        Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland; provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

        The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

        The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.

        In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

        Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of Investment Adviser

        Merrill Lynch Investment Managers, L.P. (“MLIM” or the “Investment Adviser”), acts as the investment adviser for the following open-end registered investment companies: Global Financial Services Master Trust, Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Markets Debt Fund, Inc., Merrill Lynch Equity Income Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Natural Resources Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Short Term U.S. Government Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utilities and Telecommunications Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and The Asset Program, Inc.; and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and The S&P 500® Protected Equity Fund, Inc. MLIM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

        Fund Asset Management, L.P. (“FAM”), an affiliate of the Investment Adviser, acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, Financial Institutions Series Trust, Master Basic Value Trust, Master Focus Twenty Trust, Master Internet Strategies Trust, Master Large Cap Series Trust, Master Mid Cap Growth Trust, Master Premier Growth Trust, Master Small Cap Value Trust, Master U.S. High Yield Trust, Mercury Global Holdings, Inc., Mercury
H. W. Funds, Merrill Lynch Bond Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Focus Value Fund, Inc., Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch U.S. Government Mortgage Fund, Merrill Lynch World Income Fund, Inc., The Asset Program, Inc., The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Master Senior Floating Rate Trust, Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings Michigan Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield Pennsylvania Insured Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc. and Senior High Income Portfolio, Inc.

        The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of the Investment Adviser, FAM, Princeton Services, Inc. (“Princeton Services”) and Princeton Administrators, L.P. (“Princeton Administrators”) is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc. (“FAMD”) is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and ML & Co. is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080. The address of the Fund’s transfer agent, Financial Data Services, Inc. (“FDS”), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

        Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since May 1, 1999 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the first two paragraphs of this Item 26, and Messrs. Doll and Giordano are officers of one or more of such companies.

Name	Position(s) with the Investment Adviser	Other Substantial Business, Profession, Vocation or Employment
ML & Co.	Limited Partner	Financial Services Holding Company; Limited Partner of FAM

Princeton Services	General Partner	General Partner of FAM

Jeffrey M. Peek	President	President of FAM; President and Director of Princeton Services; Executive Vice President of ML & Co.

Terry K. Glenn	Chairman (Americas Region)	President, Merrill Lynch Mutual Funds, Executive Vice President and Director of Princeton Services; President and Director of FAMD; Director of FDS; President of Princeton Administrators

Donald C. Burke	First Vice President, Treasurer and Director of Taxation	First Vice President and Treasurer of FAM; Senior Vice President and Treasurer of Princeton Services; Vice President of FAMD

Name	Position(s) with the Investment Adviser	Other Substantial Business, Profession, Vocation or Employment
Robert C. Doll, Jr.	Co-Head (Americas Region) and Senior Vice President	Co-Head (Americas Region) and Senior Vice
President of FAM; Senior Vice President of
Princeton Services; Chief Investment Officer of
OppenheimerFunds, Inc. in 1999 and Executive
Vice-President thereof from 1991 to 1999

Vincent R. Giordano	First Vice President	Senior Vice President of FAM; Senior Vice President of Princeton Services

Michael J. Hennewinkel	First Vice President, Secretary and General Counsel (Americas Region)	First Vice President, Secretary and General Counsel (Americas Region) of FAM; Senior Vice President of Princeton Services

Philip L. Kirstein	General Counsel	General Counsel of FAM; Senior Vice President, Secretary, General Counsel and Director of Princeton Services

Debra W. Landsman-Yaros	First Vice President	Senior Vice President of FAM; Senior Vice President of Princeton Services; Vice President of FAMD

Stephen M. M. Miller	First Vice President	Executive Vice President of Princeton Administrators; Senior Vice President of Princeton Services

Mary E. Taylor	Co-Head (Americas Region)	Co-Head (Americas Region) of FAM; Senior Vice President of ML & Co.

        Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”) acts as sub-adviser for the following registered investment companies: Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Global Financial Services Master Trust, Master Focus Twenty Trust, Master Large Cap Series Trust, Master Mid Cap Growth Trust, Master Premier Growth Trust, Master Internet Strategies Trust, Mercury Global Holdings, Inc., Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Bond Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Markets Debt Fund, Inc., Merrill Lynch Equity Income Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Focus Value Fund, Inc., Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Natural Resources Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Utilities and Telecommunications Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc., The Asset Program, Inc., The Corporate Fund Accumulation Program, Inc, and The Municipal Fund Accumulation Program, Inc. The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is 33 King William Street, London EC4R 9AS, England.

        Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since May 1, 1999, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Glenn and Burke are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 26.

Name	Position With MLAM U.K.	Other Substantial Business, Profession, Vocation or Employment
Terry K. Glenn	Director and Chairman	Executive Vice President of the Investment Adviser and FAM; Executive Vice President and Director of Princeton Services; President and Director of FAMD; President of Princeton Administrators

Nicholas C.D. Hall	Director	Director of Mercury Asset Management Ltd. and the Institutional Liquidity Fund PLC; First Vice President and General Counsel for Merrill Lynch Mercury Asset Management

James T. Stratford	Alternate Director	Director of Mercury Asset Management Group Ltd.; Head of Compliance, Merrill Lynch Mercury Asset Management

Donald C. Burke	Treasurer	First Vice President and Treasurer of the Investment Adviser and FAM; Director of Taxation of the Investment Adviser; Senior Vice President and Treasurer of Princeton Services; Vice President of FAMD

Carol Ann Langham	Company Secretary	None

Debra Anne Searle	Assistant Company Secretary	None

Item 27.    Principal Underwriters

        (a)  FAMD acts as the principal underwriter for the Registrant and for each of the open-end registered investment companies referred to in the first two paragraphs of Item 26 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, Global Financial Services Master Trust, Master Basic Value Trust, Master Focus Twenty Trust, Master Internet Strategies Trust, Master Large Cap Series Trust, Master Mid Cap Growth Trust, Master Premier Growth Trust, Master Small Cap Value Trust, Master U.S. High Yield Trust, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc. FAMD acts as the principal underwriter for each of the following additional open-end registered investment companies: Mercury Basic Value Fund, Inc., Mercury Focus Twenty Fund, Inc., Mercury Global Balanced Fund of Mercury Funds, Inc., Mercury Gold and Mining Fund of Mercury Funds, Inc., Mercury International Fund of Mercury Funds, Inc., Mercury Large Cap Series Funds, Inc., Mercury Mid Cap Growth Fund, Inc., Mercury Pan-European Growth Fund of Mercury Funds, Inc., Mercury Premier Growth Fund, Inc., Mercury Small Cap Value Fund, Inc., Mercury U.S. High Yield Fund, Inc., Summit Cash Reserves Fund of Financial Institutions Series Trust, Mercury V.I. U.S. Large Cap Fund of Mercury Asset Management V.I. Funds, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Focus Twenty Fund, Inc., Merrill Lynch Global Financial Services Fund, Inc., Merrill Lynch Internet Strategies Fund, Inc., Merrill Lynch Large Cap Series Funds, Inc., Merrill Lynch Mid Cap Growth Fund, Inc., Merrill Lynch Premier Growth Fund, Inc., Merrill Lynch Small Cap Value Fund, Inc. and Merrill Lynch U.S. High Yield Fund, Inc. FAMD also acts as the principal underwriter for the following closed-end registered investment companies: Mercury Senior Floating Rate Fund, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc.

        (b)  Set forth below is information concerning each director and officer of FAMD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Breen, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

Name	Position(s) and Office(s) with FAMD	Position(s) and Office(s) with Registrant
Terry K. Glenn	President and Director	President and Director
Michael G. Clark	Treasurer and Director	None
Thomas J. Verage	Director	None
Michael J. Brady	Vice President	None
William M. Breen	Vice President	None
Donald C. Burke	Vice President	Vice President and Treasurer
James T. Fatseas	Vice President	None
Debra W. Landsman-Yaros	Vice President	None
William Wasel	Vice President	None
Robert Harris	Secretary	Secretary

        (c)  Not applicable.

Item 28.    Location of Accounts and Records

        All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its transfer agent, Financial Data Services, Inc. (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).

Item 29.    Management Services

        Other than as set forth under the caption “Management of the Fund — Merrill Lynch Investment Managers” in the Prospectus constituting Part A of the Registration Statement and under “Management of the Fund —Management and Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.    Undertakings

        Not applicable.

SIGNATURES

        Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 28th day of August, 2001.

MERRILL LYNCH HEALTHCARE FUND , INC .
(Registrant)

By:	/s/ DONALD C. BURKE (Donald C. Burke, Vice President and Treasurer)

        Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

TERRY K. GLENN * (Terry K. Glenn)	President and Director (Principal Executive Officer)

DONALD C. BURKE * (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

RONALD W. FORBES * (Ronald W. Forbes)	Director

CYNTHIA A. MONTGOMERY * (Cynthia A. Montgomery)	Director

CHARLES C. REILLY * (Charles C. Reilly)	Director

KEVIN A. RYAN * (Kevin A. Ryan)	Director

ROSCOE S. SUDDARTH * (Roscoe S. Suddarth)	Director

RICHARD R. WEST * (Richard R. West)	Director

EDWARD D. ZINBARG * (Edward D. Zinbarg)	Director

/s/ DONALD C. BURKE *By: (Donald C. Burke, Attorney-in-Fact)		August 28, 2001

POWER OF ATTORNEY

        The undersigned, Terry K. Glenn, Donald C. Burke, Ronald W. Forbes, Cynthia A. Montgomery, Charles C. Reilly, Kevin A Ryan and Richard R. West, the Directors/Trustees and the Officers of each of the registered investment companies listed below, hereby authorize Terry K. Glenn, Donald C. Burke, Robert C. Doll, Jr. and Phillip S. Gillespie or any of them, as attorney-in-fact, to sign on his or her behalf in the capacities indicated any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission: CBA Money Fund; CMA Government Securities Fund; CMA Money Fund; CMA Multi-State Municipal Series Trust; CMA Tax-Exempt Fund and CMA Treasury Fund.

        Further, the undersigned, Terry K. Glenn, Donald C. Burke, Ronald W. Forbes, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West and Edward D. Zinbarg, the Directors/Trustees and the Officers of each of the registered investment companies listed below, hereby authorize Terry K. Glenn, Donald C. Burke, Robert C. Doll, Jr. and Phillip S. Gillespie or any of them, as attorney-in-fact, to sign on his or her behalf in the capacities indicated any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission: Debt Strategies Fund, Inc.; Global Financial Services Master Trust; Master Equity Income Fund; Master Internet Strategies Trust; Master Senior Floating Rate Trust; Master U.S. High Yield Trust; Mercury Equity Income Fund; Mercury Global Holdings, Inc.; Mercury Internet Strategies Fund, Inc.; Mercury Senior Floating Rate Fund, Inc.; Mercury U.S. High Yield Fund, Inc.; Merrill Lynch Bond Fund, Inc.; Merrill Lynch Developing Capital Markets Fund, Inc.; Merrill Lynch Dragon Fund, Inc.; Merrill Lynch Emerging Markets Debt Fund, Inc.; Merrill Lynch Equity Income Fund; Merrill Lynch EuroFund; Merrill Lynch Global Allocation Fund, Inc.; Merrill Lynch Global Bond Fund for Investment and Retirement; Merrill Lynch Global Financial Services Fund, Inc.; Merrill Lynch Global SmallCap Fund, Inc.; Merrill Lynch Global Technology Fund, Inc.; Merrill Lynch Global Value Fund, Inc.; Merrill Lynch Healthcare Fund, Inc.; Merrill Lynch High Income Municipal Bond Fund, Inc.; Merrill Lynch International Equity Fund; Merrill Lynch Internet Strategies Fund, Inc.; Merrill Lynch Latin America Fund, Inc.; Merrill Lynch Municipal Bond Fund, Inc.; Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust; Merrill Lynch Municipal Strategy Fund, Inc.; Merrill Lynch Pacific Fund, Inc.; Merrill Lynch Senior Floating Rate Fund, Inc.; Merrill Lynch Senior Floating Rate Fund II, Inc.; Merrill Lynch Short-Term Global Income Fund, Inc.; Merrill Lynch U.S. High Yield Fund, Inc.; Merrill Lynch Utilities and Telecommunications Fund, Inc.; MuniHoldings Florida Insured Fund; MuniHoldings Fund, Inc.; MuniHoldings Fund II, Inc.; MuniHoldings Insured Fund, Inc.; MuniHoldings New Jersey Fund, Inc.; MuniHoldings New York Insured Fund, Inc.; MuniVest Fund, Inc.; MuniVest Fund II, Inc.; Senior High Income Portfolio, Inc., The Corporate Fund Accumulation Program and The Municipal Fund Accumulation Program.

Dated: April 5, 2001

/S / TERRY K. GLENN Terry K. Glenn (President/Principal Executive Officer/Director/Trustee)	/S / DONALD C. BURKE Donald C. Burke (Vice President/Treasurer/Principal Financial and Accounting Officer)
/S / RONALD W. FORBES Ronald W. Forbes (Director/Trustee)	/S / CYNTHIA A. MONTGOMERY Cynthia A. Montgomery (Director/Trustee)

/S / CHARLES C. REILLY Charles C. Reilly (Director/Trustee)	/S / KEVIN A. RYAN Kevin A. Ryan (Director/Trustee)

/S / ROSCOE S. SUDDARTH Roscoe S. Suddarth (Director/Trustee)	/S / RICHARD R. WEST Richard R. West (Director/Trustee)

/S / EDWARD D. ZINBARG Edward D. Zinbarg (Director/Trustee)

EXHIBIT INDEX

Exhibit Numbers	Description
8(a)(2)	— Amendment to the Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agreement.
10	— Consent of Deloitte & Touche LLP , independent auditors for the Registrant.